UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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ONESPAN INC.
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On May 21, 2021, OneSpan Inc. (the “Company”) posted additional materials to its website launched in connection with the Company’s 2021 annual meeting of stockholders. A copy of the materials posted to the website can be found below.

* * * *

May 19, 2021 Serving Our Customers’ Needs and Building Value for Shareholders www.OneSpanValue.com

Important Information

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of applicable U.S. securities laws. Forward-looking statements may be identified by words such as "seek," "believe," "plan," "estimate," "anticipate," "expect," "intend," "continue," "may," "will," "should," "could," "target," "might" and other similar expressions. Forward-looking statements involve risks and uncertainties, as well as assumptions, that could cause our actual results or events to differ materially from those expressed or implied by forward-looking statements including, without limitation: market acceptance of our products and solutions and competitors' offerings; the potential effects of technological changes; the impact of the COVID-19 pandemic and actions taken to contain it; our ability to effectively identify, purchase and integrate acquisitions; the execution of our transformative strategy on a global scale; the increasing frequency and sophistication of hacking attacks; claims that we have infringed the intellectual property rights of others; changes in customer requirements; price competitive bidding; changing laws, government regulations or policies; pressures on price levels; investments in new products or businesses that may not achieve expected returns; impairment of goodwill or amortizable intangible assets causing a significant charge to earnings; exposure to increased economic and operational uncertainties from operating a global business as well as those factors set forth in the Risk Factors section of our most recent Form 10-K filed with the U.S. Securities and Exchange Commission (the "SEC"). Our SEC filings and other important information can be found on the Investor Relations section of our website at investors.OneSpan.com. We do not have any intent, and disclaim any obligation, to update forward-looking statements to reflect events that occur, circumstances that exist or changes in our expectations after the date of this presentation, except as required by law.

Third-Party Information

OneSpan Inc. has neither sought nor obtained consent from any third party for the use of previously published information. Any such statements or information should not be viewed as indicating the support of such third party for the views expressed herein. OneSpan shall not be responsible or have any liability for any misinformation contained in any third-party report, SEC or other regulatory filing. To the extent any third-party published information that is included in this presentation refers to a financial measure not prepared in accordance with U.S. generally accepted accounting principles ("GAAP"), OneSpan is unable to provide a reconciliation for such non-GAAP financial measure to the most directly comparable GAAP financial measure without unreasonable efforts if a reconciliation was not provided by such third party. All registered or unregistered service marks, trademarks and trade names referred to in this presentation are the property of their respective owners, and OneSpan's use herein does not imply an affiliation with, or endorsement by, the owners of these service marks, trademarks and trade names.

Non-GAAP Financial Information

This presentation contains non-GAAP financial measures. Except as noted above, you can find the reconciliation of these measures to the most directly comparable GAAP financial measures in the Appendix at the end of this presentation. The non-GAAP financial measures disclosed by OneSpan should not be considered a substitute for, or superior to, the financial measures prepared in accordance with GAAP.

Important Additional Information and Where to Find It

OneSpan Inc. ("OneSpan") has filed a definitive proxy statement on Schedule 14A and accompanying BLUE proxy card and other relevant documents with the SEC in connection with the solicitation of proxies from the Company's stockholders in connection with the Company's 2021 annual meeting of stockholders. STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY'S PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), ACCOMPANYING BLUE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders will be able to obtain a copy of OneSpan's definitive proxy statement and other documents filed by OneSpan with the SEC free of charge from the SEC's website at www.sec.gov. In addition, copies will be available at no charge at https://www.OneSpan.com/ as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

2

OneSpan

3 What is Legion’s Proxy Contest About? After years of constructive engagement between OneSpan and Legion, during which OneSpan evaluated all of Legion’s suggestions (and adopted many of them), is Legion now entitled to replace half of OneSpan’s independent directors (even though it has offered virtually no new strategy or operational ideas) just because Legion remains frustrated that the market does not value OneSpan the way Legion believes it should?

4 Table of Contents I Executive Summary 5 II Overview of OneSpan and Our Strategy Evolution 17 III OneSpan is Delivering Value to Shareholders 35 IV The Board Has the Right Skills and Has Taken the Right Actions 44 V The Hardware Component of Our Authentication Business Remains Integral to Our Solutions Set 65 VI Legion’s Proxy Contest is Unnecessary; Its Nominees Are Not The Right Fit 76 VII Conclusion 97 VIII Appendix 103

5 -40% -20% 0% 20% 40% 60% 80% 100% 120% 140% 160% 7/28/17 1/28/18 7/28/18 1/28/19 7/28/19 1/28/20 7/28/20 1/28/21 OneSpan S&P 500 Overview of OneSpan (Nasdaq: OSPN) Headquarters Chicago Market Cap (as of 4/30/21) 1 $1.1Billion Enterprise Value (as of 4/30/21) 1 $975M 2020 Revenue 1 $216M 2020 Net Income (Loss) 1 ($5.5M) 2020 Adj. EBITDA 1,2 $14M Cash, cash equivalents and short - term investments 1 $115M Company Description Founded in 1991, OneSpan Inc. (formerly VASCO Data Security International) offers hardware and software user authentication products (sometimes known as multi - factor authentication) and other security software/services (via Software - as - a - Service (“SaaS”), private cloud or traditional on - premise configurations) primarily to the banking and financial services sector, including to more than half of the top 100 global banks and thousands of financial institutions around the world. Critical emerging adjacent markets include government, digital healthcare, insurance and corporate enterprises. Products and services are used in Business - to - Business (“B2B”), Business - to - Employee (“B2E”) and Business - to - Consumer (“B2C”) environments for: x Multi - factor authentication x Mobile application security x E - signing transactions and documents x Digital identity verification and management TSR During Scott Clements’ Tenure as CEO 3 1 Source: FactSet and Company filings. Data as of December 31, 2020 unless otherwise indicated. 2 See appendix for reconciliation of non - GAAP to GAAP measures. 3 Source: FactSet. D ata from July 28, 2017 to April 30, 2021. We protect the world from digital fraud by establishing trust in peoples’ identities, the devices they use and the transactions they carry out +95%

6 Executive Summary OneSpan has been executing a multi - year transformation from an authentication business to a trusted identity solutions provider The OneSpan Board has been refreshed with new directors who bring skills and experience that fit our business Through our transformation, OneSpan has been delivering value for shareholders • For decades, OneSpan’s core business was supplying hardware “tokens” and server software to authenticate network users • Our strategy has evolved, and OneSpan now provides mobile device - based authentication as well as a suite of trusted identity solutions, many of which are software and cloud - based solutions • In our authentication business, we sell both hardware and mobile authentication because our customers often require both and doing so enables significant cross - selling and upselling opportunities; hardware is not a separate business or segment • We are actively leveraging our core competencies to expand beyond authentication and outside of financial services, to create more durable, diverse and recurring revenue streams • OneSpan has significantly changed our Board composition as we have implemented our strategy • We have recruited six new directors 2 over the last two years (five are current directors) • Most of our new directors have extensive, C - level experience at software and cloud - based solutions companies • Our longer - serving directors have been rotating off the Board in an orderly fashion, ensuring we maintain important institutional knowledge • Our nominees’ average board tenure is now < 6 years • Our strategy has been delivering results , as we have executed on dozens of initiatives; annual recurring revenue has increased • OneSpan’s stock price has increased by more than 70% over the last three years 1 as the transformation has taken shape, exceeding the median of our peer group and broader market indices • To enable our shareholders to assess our progress, we have enhanced our disclosures as our business has evolved • Many of our investors and three of our five sell - side analysts use a sum - of - the - parts valuation methodology to account for the different margin structures and business models within OneSpan • Our Board continues to examine all avenues for creating value , including actively assessing the value of selling the hardware component of the authentication business and a potential sale of our eSignature product line (both of which were recently recommended by Legion, but now abandoned) 1 Source: FactSet. Data from April 30, 2018 to April 30, 2021. 2 One of those directors, Naureen Hassan, left our Board to pursue a position in the public sector that did not permit her to serve on a public company board.

7 Executive Summary, Continued Legion’s principal idea ( until May 17 when it shifted demands again ) – selling the hardware component of our authentication business – is based on spreadsheet math, not real - world competitive dynamics or customer needs Given OneSpan’s transformation and our responsiveness to shareholders like Legion, this contest is unnecessary. Shareholders should support OneSpan’s nominees by voting on the BLUE proxy card Legion alternatively chastises us for accepting its ideas (“defensive”) or for having a different view (“rejecting change”); Legion has few actionable suggestions now, and just wants the “Board [to] fix the stock” ¹ • For more than a year, Legion demanded that we sell the “hardware business” to enable a “rerating” of OneSpan’s stock; this week, Legion seemingly dropped that misguided idea • Our Board dutifully evaluated the potential value of a disposition, and concluded that the hardware component of our authentication business remains a critical part of our solutions set at this time , competitively necessary and critical to certain customers and adjacent market opportunities • 19 of our 20 largest customers use our hardware tokens for authentication • Moreover, our server software drives both hardware and mobile authentication; it would be very complex to separate responsibility for maintaining this server software, which sits mostly inside our clients’ networks • OneSpan is executing on a multi - year transformation from a hardware - based tech company to a software - driven, cloud - centric solutions company • As our strategy has evolved, our Board has been thoughtfully refreshed to reflect the skillsets needed to execute the strategy • We have engaged extensively with Legion and shown our willingness to adopt Legion’s suggestions when they made sense for the business • Legion’s 154 - page presentation offers virtually no strategic or operational insights or suggestions • Legion’s candidates are not additive to our Board • We have engaged constructively with Legion since its first investment in our stock three years ago, including by having more than 40 meetings and calls with Legion representatives • Legion has changed its suggestions over time. For example, it no longer appears to advocate for the sale of our eSignature product line, or the hardware component of our authentication business, both of which we explored prior to Legion abandoning its recommendations • Legion has also flip - flopped on other issues , claiming at one point that OneSpan had an excellent M&A track record and a good record of execution and now saying otherwise • The Board thoroughly examined Legion’s suggestions and implemented several when they made sense for the business • Legion’s nominees do not bring better skills (and not even the skills Legion believes we need) and would replace our Chair and two committee chairs ¹ Legion’s May 17, 2021 Investor Presentation, page 47.

8 OneSpan Today – Two Key Business Areas AUTHENTICATION & DIGITAL IDENTITY SECURE PROCESS DIGITIZATION Mobile Security Hardware Authenticators On - Premises SaaS END POINTS HOST Adding intelligence to authentication through real - time risk assessment in order to match authentication needs with transaction level risk Enabling organizations to safely and securely collaborate with customers in a live online environment to review and e - sign agreements Risk Analysis Virtual Room Identity Verification eSignature Remote Online Notarization

9 Overview of Engagement With Legion Partners • Over the last three years, management has met with Legion representatives by phone or in person over 40 times • Nearly all of Legion’s demands have been (and continue to be) disclosure related • Legion has become more aggressive over time , initially engaging constructively with our Board and then issuing public letters, and now demanding four Board seats • As OneSpan’s share value has increased, Legion has continuously shifted its demands from improving investor communications (and analyst coverage) and reducing complexity to assist investors with valuation, to later demanding that we sell our eSignature product line and the hardware component of our authentication business; in May 2021, three months into its proxy contest, it now seeks new changes for the first time to our executive compensation plan • OneSpan has continued to execute its transformation to a cloud - centric enterprise while implementing many of Legion’s recommendations when they have made sense for the business OneSpan TSR During Period of Legion’s Investment 1 1 Source: FactSet. Data from April 1, 2018 to April 30, 2021. ² Includes companies listed in Legion’s 13F filing for the quarter ended June 30, 2018 that were still public as of April 30, 20 21: Edgewell , Personal Care, Genesco, L.B. Foster, Primo Water, SPS Commerce, Chefs’ Warehouse, Cantaloupe (f/k/a USA Technologies) and Vonage. 3 Per Legion’s 13F filing for the quarter ended June 30, 2018, Legion’s portfolio included: Edgewell Personal Care, Genesco, L.B. Foster, Nexeo, Nutrisystem, OneSpan, Primo Water, SPS Commerce, Chefs’ Warehouse, Habit Restaurants, Cantaloupe (f/k/a USA Technologies) and Vonage. TSR for Nexeo, Nutrisystem, and Habit Restauarants calculated as of last trading day. Legion Partners began acquiring OneSpan shares in April 2018; OneSpan has been a high - performing investment for Legion Of the 12 stocks in Legion’s portfolio at the time it invested in OneSpan, OneSpan has outperformed all but one 3 68% 35% 107% -100% -50% 0% 50% 100% 150% 200% 4/1/18 10/1/18 4/1/19 10/1/19 4/1/20 10/1/20 4/1/21 OneSpan S&P 500 Legion's Other Q2 2018 13F Holdings2 4/30/21

OneSpan's Track Record of Engagement with Legion and Thoughtful Actions

2018

During 2018, OneSpan held at least 10 meetings with Legion, discussing:
- Company valuation
- Investor communications
- Governance
- Board representation

Legion recommended three Board candidates

2019

During 2019, OneSpan held at least 10 meetings with Legion, discussing:
- Hosting an investor day
- Initiating a share repurchase
- Reconstituting the Board with operational or software/security experience

Legion recommended three different Board candidates

2020

During 2020, OneSpan held at least 15 meetings with Legion, discussing:
- Potential additional financial disclosure
- Potential sale of Hardware and eSignature "businesses"
- Resignation of OneSpan's founder and largest shareholder, Ken Hunt, from our Board

Legion recommended two different Board candidates

2021

***"We greatly appreciate the opportunities afforded to us by the management team to answer our questions and share our input** on how to best optimize shareholder value."*[1]

LEGION PARTNERS

In 2021, Legion nominated four candidates to the Board, including three of Legion's previous recommendations and one new director candidate

ACTIONS TAKEN BY ONESPAN

BOARD OF DIRECTORS
- ✓ 5 of 9 nominees are new since 2019
- ✓ Added board expertise over last 2 years:
  - SaaS Software
  - Recurring revenue business models
  - Capital allocation
  - M&A / Financing
  - Financial services industry
  - R&D / Innovation
  - Change management
- ✓ Established Finance and Strategy Committee September 2020

FINANCIAL DISCLOSURES
- ✓ Added several new metrics:
  - Recurring revenue
  - Annual recurring revenue (ARR)
  - Dollar-based net expansion rate (DBNE)
  - Recurring revenue as % of total revenue
- ✓ Provided insights into go-to-market strategy, customer base, long-term growth drivers, total addressable market, cross-selling opportunities, software & service revenue and other data

INVESTOR COMMUNICATIONS
- ✓ First OneSpan Investor Day in a decade in December 2019
- ✓ 5 sell-side analysts (up from 3 in 2018)
- ✓ Regular attendance at sell-side conferences
- ✓ Began releasing a quarterly presentation with earnings

VARIOUS STRATEGIC ALTERNATIVES, INCLUDING:
- ✓ Explored the sale of the eSignature product line with independent financial advisor
- ✓ Authorized $50 million share repurchase program in June 2020; repurchased $5 million as of December 31, 2020

[1] Legion's Letter to our Board of Directors, June 14, 2019.

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OneSpan

11 Despite Our Engagement and Progress, Legion Continues to Have Complaints LEGION’S CLAIM / COMPLAINT ONESPAN’S RESPONSE OneSpan’s TSR underperforms peers and is undervalued relative to peers The peer groups chosen by Legion consist of much larger and established software companies (see slides 37 and 38 for detail); they are not “peer” companies with respect to OneSpan’s stage of maturity, business mix or transition from hardware to software licenses to a SaaS business model; OneSpan has had a cloud - based software product for only two years Our TSR has been competitive to our proxy peers during our transformation, and we have outperformed our proxy peers and broader market indices over one and three years ¹ The “hardware business” is a “structural impediment” to a fair valuation The hardware component of our authentication business (which is neither a “segment” nor a “business” despite Legion’s claim otherwise) remains integral to serving our customers and to generating additional selling opportunities; investors (including Legion) do not appear to have trouble valuing our business using a sum - of - the - parts methodology OneSpan’s capital allocation is focused solely on M&A and the company has not executed M&A well in the past OneSpan has a share repurchase authorization in place; our last acquisition was in 2018, after which Legion stated that OneSpan had “an excellent M&A track record” OneSpan’s executive compensation program does not align interests Legion raised this concern for the first time in this proxy contest and is referring to a long - term compensation plan that was adopted in late 2017, even before our transformation took shape. Today’s compensation program incentivizes recurring software revenue and profit growth The Board lacks experience to help OneSpan become a cloud - first software company OneSpan has added 6 new directors ² since 2019 with expertise in the key aspects of cloud - based software: product roadmap and development, sales and marketing, finance and general P&L management; most have experience with financial services customers, our target market 1 Through April 30, 2021 ² Five of these six directors continue to serve on our Board.

Legion's Revolving Door of Suggestions

Legion has changed its suggestions regularly, seemingly forgetting and avoiding accountability for its ill-conceived suggestions (that OneSpan nevertheless investigated), taking post-hoc credit for changes that were not a result of Legion's actions and frequently adding new suggestions, which it did as recently as Monday, May 17, 2021

Suggestions Legion Has Seemingly Abandoned

- "Transform into a software pure play" and sell the Company's "Hardware segment"[1]
- "Monetize $400 million of value" and sell the Company's "eSignature SaaS business"[1]

Changes that Legion Has Falsely Taken Credit For

- Additions of directors to the Board since 2019[5,6]
- The succession plan for our Audit Committee Chair, including both the retirement of Mr. Cullinane and the appointment of Mr. Nietzel [3,4]
- Mr. Hunt's resignation from the Board[3,4,6]
- OneSpan's engagement of an investment bank to review its strategy, business, configuration, M&A, strategic alternatives and capital structure[5]
- The Board's formation of the Finance and Strategy Committee[4]
- Adoption of our share repurchase program[6]
- Use of ARR as a performance metric for the Company's 2021 incentive program[6]

This Week's New Suggestions (as of May 17, 2021)[6]

- Redesign OneSpan's executive compensation programs, including to:
  - Use "software-oriented recurring revenue metrics such as ARR in conjunction with profitability"
  - Use the "'Rule of 40' approach: add Software revenue growth and Software free cash flow … margin together"
  - "Shift mix of long-term equity awards to be more performance-based (and less time-based)"
- Address OneSpan's "[b]loated cost structure"
- "[R]educe the number of countries in which OneSpan operates"
- Improve ESG disclosures, including by adding a "materiality matrix"

[1] Legion's August 18, 2020 Letter to the Board of Directors; [2] Legion's June 14, 2019 Letter to the Board of Directors; [3] Legion's February 25, 2021 Letter to Shareholders; [4] Legion's May 3, 2021 Letter to Shareholders; [5] Legion's April 15, 2021 Letter to Shareholders; [6] Legion's May 17, 2021 Investor Presentation.

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OneSpan

13 Legion Has Abandoned Its Core Strategy Suggestion Legion’s February 25, 2021 Letter Legion’s Investor Presentation May 2021 1 Legion’s May 17, 2021 Investor Presentation, page 99 [emphasis added]. Legion has been advocating for a sale of the hardware component of our authentication business for nearly a year “We have strongly recommended, privately at first and now publicly, that the Company undertake a strategic review process to monetize the Hardware business .” “The Board has characterized Legion’s plan as solely focused on an asset sale of Hardware – as we have stated privately and publicly, there are multiple paths towards achieving full and fair value for stockholders” ¹ Legion’s August 18, 2020 Letter “We strongly urge the Board to initiate a strategic review of the Hardware segment in an effort to sell the segment , to transform OneSpan into a software pure play...” After launching this election contest with “sell hardware” as the core demand, Legion has apparently realized it was wrong and is now backpedaling

14 Legion’s Current (Remaining) Suggestions for Improving OneSpan  “Create a detailed capital allocation framework”  Executive compensation plan should be tied to software profitability (N.B. it is) STRATEGY OPERATIONS DISCLOSURE GOVERNANCE  Reduce the number of countries in which OneSpan operates  Address the “bloated” cost structure  Disclose “hardware” as a segment  Disclose additional software - oriented metrics  Improve ESG disclosures Source: Legion’s May 17, 2021, investor presentation The Board should “fix [the] stock”

Shareholders Should Support OneSpan's Nominees

OUR BOARD HAS DRIVEN CHANGE

- In 2016, our Board approved a multi-year transformation strategy to extend OneSpan's security capabilities into software, cloud-based solutions and Trusted Identity, to provide more durable, diverse, recurring and high-margin revenue streams
- The Company has been transparent about its performance during this complex migration and revenue-mix shift, providing investors with additional disclosures and performance metrics, when appropriate, to help investors appropriately value the business
- Our Board and management have engaged extensively with shareholders, including many times with Legion, implementing suggestions when they made sense for the business
- Our Board is well constructed and actively evaluates operational and strategic alternatives, including with the help of independent financial advisors

OUR BOARD IS BEST POSITIONED TO CONTINUE DRIVING ONESPAN'S TRANSFORMATION

- Our Board has added six new directors since 2019[1]
- Our Board has the skills and experience to oversee the execution of the Company's long-term strategy and evaluate strategic alternatives
  - Half of our independent director nominees have extensive C-level experience at software and cloud-base solutions companies
  - One of our directors has 17 years of experience as an investment banker, advising on capital allocation and M&A
- Our Board is open to all paths to maximizing shareholder value and is committed to continuing to evaluate OneSpan's business configuration and potential strategy improvements
- Legion's candidates are not additive to the skills of the Board and Legion has offered virtually no substantive ideas for improving the strategy or operations of the Company

15

[1] One of those directors, Naureen Hassan, left our Board to pursue a position in the public sector that did not permit her to serve on a public company board.

PRIVILEGED AND CONFIDENTIAL
PREPARED AT THE DIRECTION OF COUNSEL

OneSpan

16 Regarding Our Relationship with Legion PRIVILEGED AND CONFIDENTIAL PREPARED AT THE DIRECTION OF COUNSEL Legion is seemingly frustrated when OneSpan : • Adopts one of Legion’s suggestions (they claim we are just “ being reactive ”); • Acts without Legion’s prompt (they claim we are taking a “ defensive action ”); or • Has a reasonable difference of view and does not implement Legion’s suggestions (they claim we are “ rejecting meaningful change ”) After three years of engagement, and many positive actions by our executive team and Board that aim to create shareholder value, we are committed to engaging constructively with Legion

Overview of OneSpan and Our Strategy Evolution

18 OneSpan Has Evolved Significantly Since Its Formation in 1991 Over the next 26 years, as CEO, Mr. Hunt guided the business to becoming a critical supplier of hardware - based identity authentication solutions worldwide 1991 - 2017 TODAY Founder - led organization Professional executives with software, SaaS and cloud expertise Identity Authentication Products, primarily token - based hardware Full suite of Trusted Identity (TID) solutions and services delivered as cloud - based, mobile and on - premises software for global customers Technology - oriented Board of Directors Directors who are software / SaaS executives from leading cloud - centric solutions providers, mixed with capital markets and financial experts from technology and software companies and veteran global business executives In 1991, OneSpan was founded by Ken Hunt as Vasco Data Security International In 2017, Scott Clements became OneSpan’s CEO, leading a multi - year systematic transformation into a cloud - centric, digital identity and anti - fraud solution business serving financial institutions and other businesses around the globe, during which the Company was renamed OneSpan

19 Legion Has Been Complimentary of Our Transformation (Privately) [T]he Company’s transformation has been impressive to - date…” Quarterly Letter to Legion’s Investors, April 12, 2019

20 OneSpan Is a Valued Partner to Leading Banks, Enterprises and Governments Other Financial Services Insurance Banking Other Healthcare Government Canada

21 • Hardware authenticators (“tokens”) like Digipass GO and Cronto devices are easy - to - use hardware devices. With the press of a button, Digipass displays a dynamic one - time password (“OTP”) that can be used in combination with another form of authentication, like a user’s static password, to log on securely. Cronto devices, on the other hand, use patent protected technology to capture and decode a graphical pictogram on the customer’s PC screen • Mobile Security Suite offers a set of proven, foundational mobile app security modules (SDKs) to add pre - built, automated authentication workflows (e.g., biometrics, push notification, out - of - band), encryption, risk analysis and other app security best practices into Android and iOS apps • Authentication Software that is used by financial institutions and businesses to allow millions of users to securely login and complete high - value transactions using any of OneSpan’s range of hardware and mobile software authentication endpoint offerings OneSpan’s Core Security Offering Remains Advanced Authentication OneSpan provides a wide range of multi - factor authentication (MFA) solutions to global customers for whom digital security is mission critical Hardware Authenticators

22 Our Customers Are Increasingly Authenticating Users with Mobile Phone Authentication 17% 83% 2015 Mobile Security % Hardware % Increased Focus on Mobile Security Mobile Security Licenses and Hardware Devices Sold Cumulative Mobile Security Licenses Sold (in millions) Banking Customers & Employee Network Users Financial Institution Bank’s Private Network Authentication Server Software • On Premises • Private Cloud • Public Cloud OneSpan Mobile Security Suite • Biometric Orchestration • Transaction Signing • App Shielding Digipass © Hardware • One Button • Pin Pad Devices • CRONTO® Devices 75% 25% 2020 14 33 51 87 136 171 2015 2016 2017 2018 2019 2020

OneSpan's Strategy Evolution Beyond Authentication

	PHASE	EXPLANATION
1	Launch of Trusted Identity Strategy and Re-branding as OneSpan	• Rebranded the Company in May 2018 to reflect the significant shifts in our strategy and solutions offering • Launched Trusted Identity platform to enable companies to reduce customer onboarding and transaction-related fraud
2	Recurring Revenue Transition	• Recurring revenue increases as customers shift to predominantly term- and cloud-based solutions and new perpetual license revenue declines
3	Platform Development	• Further enhancements to our cloud-based platforms to enable additional solutions to meet the evolving demands of our customers and additional partnership opportunities
4	Focus on Innovation	• Investment in R&D and emerging technologies like AI together with data analytics to solve next-generation authentication challenges
5	Adjacency Expansion	• Validating and executing on opportunities afforded by the digitization of healthcare, telehealth and government to expand and diversify our revenue base beyond our core financial services customers



5 ADJACENCY EXPANSION
4 FOCUS ON INNOVATION
3 PLATFORM DEVELOPMENT
2 RECURRING REVENUE TRANSITION
1 TID LAUNCH; REBRAND; BIZ TRANSFORM
2018
2019
2020
2021
2022
2023
2024
2025

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OneSpan

Our Portfolio of Solutions Enables Us to Meet the Needs of Our Customers

Many of our customers are actively trying to reduce their number of vendors, giving an advantage to those who can provide bundled solutions

Authentication Software | Two-factor Hardware Tokens | Mobile Security | eSignature | Cloud-based Security

<2015	2015-2016	2016-2017	2018-2021+
			Identity Verification
			Cloud Authentication
			Risk Analytics
		eSignature	eSignature
	Mobile App Protection	Mobile App Protection	Mobile App Protection
	Mobile Security Software	Mobile Security Software	Mobile Security Software
Two-factor Hardware Tokens	Two-factor Hardware Tokens	Two-factor Hardware Tokens	Two-factor Hardware Tokens
Authentication Software	Authentication Software	Authentication Software	Authentication Software
	4 Licenses Total	5 Licenses Total	8 Licenses Total

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OneSpan

OneSpan's Growing Security Software and SaaS Products

OneSpan Sign supports a broad range of eSignature requirements from simple to complex and from the occasional agreement to processing tens of thousands of transactions. Customers can white label the software to reinforce their brand for a seamless signing experience

OneSpan Sign Virtual Room is an all-in-one digital customer engagement solution that helps guide customers through complex, multi-step financial agreement processes like insurance policies and claims, auto financing and bank account openings and changes

Identity Verification allows organizations to verify an individual's identity as part of an online account opening or other high-value eSignature process

Mobile Security Suite offers a set of proven, foundational mobile app security modules (SDKs) to add pre-built, automated authentication workflows (e.g., biometrics, push notification, out-of-band), encryption, risk analysis and other app security best practices into Android and iOS apps

OneSpan Cloud Authentication provides customers with extensive authentication options to improve the user experience with simple mobile provisioning and intuitive web-based reporting and administration. Our Adaptive Authentication component can predict and reduce fraudulent behavior based on a consumer's historical transaction patterns


OneSpan Sign
OneSpan
Be bold. Be secure.

25
OneSpan

Newer Services Are Rapidly Changing Our Revenue Mix

Strong Double-Digit ARR Growth[1]	~120% Dollar-Based Net Expansion Rate[1]	Target >85% of S&S Revenue Recurring by 2022



2015
<50% Recurring[2]
22%
78%
2018
<60% Recurring[2]
50%
50%
2020
76% Recurring
38%
62%
2022 Target
>85% Recurring[2]
25%
75%
Software & Services
Hardware

[1] During quarter ended March 31, 2021. Dollar-based net expansion rate ("DBNE") is defined as the year-over-year growth in ARR from the same set of customers at the end of the prior year period. Annual Recurring Revenue (ARR) is calculated as the annualized value of our customer recurring contracts with a term of at least one year, as of the measuring date. These include subscription, term-based license, and maintenance contracts and exclude one-time fees. To the extent that we are negotiating a renewal with a customer after the expiration of a recurring contract, we continue to include that revenue in ARR if we are actively in discussion with the customer for a new recurring contract or renewal, or until such customer notifies us that it is not renewing its recurring contract. ARR growth measured year-on-year.
[2] OneSpan estimates.

26

OneSpan

27 We Strategically Reallocated Our Resources to Drive Growth Realigned Our Salesforce to Support New Solutions Quota Carrying Salespeople Software & Services Only Software & Services and Hardware • As our business has evolved, we have had to adapt our salesforce to learn how to sell complex solutions that incorporate a number of technologies • We have increased the size of our quota carrying salespeople by approximately 40% since 2019 • Our focus is on recruiting high - caliber talent with SaaS and cloud experience ~40% growth Increased R&D Investment to Develop New Solutions • Our focus is on emerging identity security technologies around the sovereign identity model, AI and machine learning, quantum computing and other innovations • We set up a network of university partnerships in France, Canada, Israel and Belgium to develop and enhance technologies • We have doubled the headcount of our internal R&D team in the last two years 12% 12% 15% 17% 19% 0% 5% 10% 15% 20% 25% 2016 2017 2018 2019 2020 R&D Expenses as a % of Revenue 1 1 Source: Company filings. 14% 86% 2019 85% 15% 2021

Management and Our Board Have Driven Operational Change

We have executed on a complex, multi-year global business transformation; the critical tasks were proactively planned and accomplished by our executive team

Until May 17, 2021, Legion's recommendations have not included a single operational suggestion relating to the Company's fundamental transformation

- ✓ **Redefined company culture** to foster collaboration, accountability, innovation and diversity
- ✓ **Rebranded the Company** as OneSpan and modernized our brand identity centered around our Trusted Identity Platform
- ✓ **Built software development and product management teams** through organic investment and acquisition; R&D team grew from ~200 employees at year-end 2017 to ~350 at year-end 2020
- ✓ Developed a **detailed product roadmap** for the evolution of our Trusted Identity solutions, with input from customers
- ✓ **Designed and delivered new and enhanced software solutions** complementary to our core authentication solutions and designed for expansion into attractive adjacent markets
- ✓ **Completely rebuilt IT infrastructure** to support new revenue models and improved operational and growth analytics
- ✓ **Reconfigured and expanded global sales force** to focus on enterprise software sales
- ✓ **Implemented a new sales incentive program** focused on shifting company to recurring revenue
- ✓ **Grew the organization** from ~ 600 employees at the end of 2017 to ~ 870 employees at year-end 2020 with focus on new solutions, sales coverage, and improving functional competencies
- ✓ **Dramatically improved employee engagement** through expanded communications, implementing digital collaboration tools, training and development and expanded participation in equity compensation
- ✓ **Continued to make substantial progress on our transformation despite the global pandemic**

28

OneSpan

29 82% 98% 47% 72% 80% 63% 24% 12% 0% 20% 40% 60% 80% 100% 120% Server Authentication Authentication Tokens Mobile Security E-Signature Cloud-based Security Software 2015 2020 • Our installed base has shifted over time as more customers adopt our Mobile Security, eSignature and Cloud Software solutions • Many customers for our new solutions were existing hardware token or mobile authentication customers • Our goal is to encourage customers to switch over to cloud - based recurring revenue solutions, but to continue to support those that require an on - premises solution for regulatory or other reasons • We intend to build on this installed base by entering adjacent verticals There is Ample Opportunity for Growth Within Our Existing Customer Base 1 Top 200 customers based on rolling three - year bookings. Penetration of our new solutions is increasing year - on - year, with substantial room for further growth Q4’20 Cloud - based Security penetration up 50% Q/Q Product Penetration at 2020 Year - End 1

30 • Improving demand for mobile security and continued strong growth in our eSignature solutions resulted in record bookings of recurring revenue contracts last year • Recurring revenue now accounts for more than 85% of total software and services revenue on a run - rate basis Our Financial Results Provide Evidence of Our Successful Transformation Annual Recurring Revenue Growth Robust Gross Margin Source: Company data. Dollar - based net expansion rate (“DBNE”) is defined as the year - over - year growth in ARR from the same set of customers at the en d of the prior year period. Annual Recurring Revenue (ARR) is calculated as the annualized value of our customer recurring contracts with a term of at le ast one year, as of the measuring date. These include subscription, term - based license, and maintenance contracts and exclude one - time fees. To the extent that we are negotiating a renewal with a customer after the expir ation of a recurring contract, we continue to include that revenue in ARR if we are actively in discussion with the customer for a new recurring contract or renewal, or until such customer notifies us that it is not renew ing its recurring contract. • Although the hardware component of our authentication business has lower gross margins, we have been able to maintain relatively stable and robust margins • We continue to shift towards this more favorable product mix, and we expect to continue to expand gross margins Growth from Existing Customers • We have driven additional recurring revenue from our existing customers, referred to as “dollar - based net expansion rate” • This success is the result of upselling and cross - selling to our existing customer base $66 $70 $75 $80 $84 $90 $96 $104 $108 $0 $20 $40 $60 $80 $100 $120 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 FY 20 Q1 21 Annual Recurring Revenue ($M) 127% 122% 120% 120% 119% 0% 20% 40% 60% 80% 100% 120% 140% Q1 20 Q2 20 Q3 20 FY 20 Q1 21 Dollar - based Net Expansion Rate 66% 68% 67% 70% 71% 67% 70% 74% 70% 0% 10% 20% 30% 40% 50% 60% 70% 80% Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Quarterly Gross Margin

31 FY 2020 Financial Highlights >40 % Growth in Bookings of Recurring Revenue Contracts $104M Annual Recurring Revenue (ARR) 1 29 % ARR Growth 120 % Dollar - Based Net Expansion (DBNE) 2 Rate 66 % of Software Revenues Were Recurring >50 % Subscription and Term ARR Growth Source: Company data. Dollar - based net expansion rate (“DBNE”) is defined as the year - over - year growth in ARR from the same set of customers at the en d of the prior year period. Annual Recurring Revenue (ARR) is calculated as the annualized value of our customer recurring contracts with a term of at le ast one year, as of the measuring date. These include subscription, term - based license, and maintenance contracts and exclude one - time fees. To the extent that we are negotiating a renewal with a customer after the expir ation of a recurring contract, we continue to include that revenue in ARR if we are actively in discussion with the customer for a new recurring contract or renewal, or until such customer notifies us that it is not renewing its recurring contract.

32 • We are well on our way to materially completing our transition to recurring software revenue by the end of 2021 We Expect Our Momentum to Continue in 2021 Y/Y Revenue Sources ($M) Y/Y Software & Services Revenue ($M) 1 OneSpan guidance. 47% 56% 15% 9% 38% 35% $0 $50 $100 $150 $200 $250 2020 2021E Recurring Software & Services Non-Recurring Software & Services Hardware $216M $215 - $225M 1 $102 $125 $32 $17 $0 $20 $40 $60 $80 $100 $120 $140 $160 2020 2021E Recurring Software & Services Non-Recurring Software & Services $120 - $125M • We anticipate that our growth in 2021 will be driven primarily by recurring revenue software and services • Our authentication business, including our hardware token business, remains a critical source of revenue, profit, cash flow and cross - selling and upselling opportunities $120 - $125M • We expect a revenue headwind from the transition to recurring revenue in 2021, before overall revenue growth accelerates in 2022

Industry Analysts Recognize the Progress We Have Made

May 5, 2021

> "…[W]e commend the job this management team has done thus far…"

WEDBUSH

We are encouraged by the strong annual recurring revenue (ARR) growth of 29% year over year in 2020. In addition, ***[recurring revenue] accounted for 76% of total software and services revenue in 2020, a year ahead of the originally targeted time frame.****"*

SIDOTI

The company continues to execute well during the transition from perpetual to term/subscription licenses…"

D.A. DAVIDSON

In a nutshell, we believe the core fundamentals and the market opportunity for OSPN remain relatively healthy and it has a runway ahead of itself as ***we continue to gain confidence in its story…***

WEDBUSH

With OneSpan's unique e-signature deployment models organizations are able to immediately deploy the solution for the mobile first world. *The pandemic is driving a mobile first world and regulated industries are looking to operate more effectively and securely."*

Colliers

We think OneSpan's product strategy, coupled with accelerating investment in cloud solutions, provides a strong foundation to capitalize on a number of industry trends.

We believe OneSpan's defensible customer base of over 2,000 financial institutions is a significant advantage."

Needham

[OneSpan] is evaluating options to take out additional costs in lower growth businesses ***which should create potential for margin expansion in 2022."***

BTIG

Sidoti and Wedbush research February 24, 2021; Needham research May 18, 2020; Colliers International research February 1, 2021. D.A. Davidson research May 5, 2021; BTIG research February 23, 2021. Emphasis added to quotes.

33

OneSpan

34 …and Legion Has Recognized that Progress Also [W]e … recognize the Board and management’s efforts to transform the Company from a languishing legacy hardware provider into a next - generation mobile and identity security software player …” June 14, 2019 ¹ OneSpan has undergone a major transformation …” August 18, 2020 ² ¹ June 14, 2019 Letter to the Board of Directors. ² August 18, 2020 Letter to the Board of Directors.

OneSpan Is Delivering Value to Shareholders

36 OneSpan’s TSR Has Been Competitive During Our Transformation 1 Source: FactSet. Data as of April 30, 2021. 2 Scott Clements’ tenure as CEO began on July 28, 2017. 1 - Year Total Shareholder Returns 1 2 - Year Total Shareholder Returns 1 3 - Year Total Shareholder Returns 1 TSR During Scott Clements’ Tenure as CEO 1,2 60% 46% 51% 56% 0% 10% 20% 30% 40% 50% 60% 70% S&P 500 Russell 3000 Proxy Peers Median 45% 47% 49% 50% 0% 10% 20% 30% 40% 50% 60% S&P 500 Russell 3000 Proxy Peers Median 95% 82% 83% 141% 0% 20% 40% 60% 80% 100% 120% 140% 160% S&P 500 Russell 3000 Proxy Peers Median 73% 67% 68% 69% 0% 10% 20% 30% 40% 50% 60% 70% 80% S&P 500 Russell 3000 Proxy Peers Median

37 Legion’s “Peer Groups” Are Artificial and Comprised of Companies Unlike OneSpan 1 “Companies Added by Legion” include CrowdStrike Holdings, DocuSign, Okta, Palo Alto Networks, Fortinet, Zscaler , Cloudflare, Splunk, Dynatrace, Check Point Software Technologies, NICE, Proofpoint, Mimecast, Ping Identity, Radware and Mitek Systems. “Companies Excluded by Legion” include American Software, Digital Turbine, A10 Networks, BlackLine , Cerence , PROS Holdings, QAD, SecureWorks, Tenable Holdings and Zix Corp. 2 Source: FactSet and company filings. Revenue data from last full fiscal year reported as of April 30, 2021. Market cap data as of April 30, 2021. Peer data represents the median. Data excludes ForeScout Technologies and MobileIron, which are no longer public. 3 See Legion Investor Presentation to RCM Shareholders, 2013. Market Cap Revenue Year - Over - Year Revenue Growth  11 of the 19 companies added by Legion have market caps that are more than 10x that of OneSpan  Legion added companies to its peer groups that generate significantly more revenue than OneSpan  Legion also excluded companies that are closer to OneSpan in size  The companies Legion added are all strongly growing, pure software companies  OneSpan is still making its transition from term and perpetual licenses to SaaS, and so has experienced revenue declines  The peers added by Legion are not “peer” companies with respect to the stage of maturity Legion “adjusted” our set of proxy peers by excluding companies that are like OneSpan and adding dissimilar companies, seemin gly to drive to Legion’s preconceived conclusion on our relative TSR performance We use medians for TSR comparison purposes – as ISS does and Legion did in a prior activist campaign 3 – in order to account for wide disparities in performance (e.g., one company had TSR of +999%); Legion improperly uses means $15,274 $1,236 $1,079 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 Companies Added by Legion Companies Excluded by Legion OneSpan Median Market Cap ($M) 1,2 $835 $239 $216 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 Companies Added by Legion Companies Excluded by Legion OneSpan Median LFY Revenue ($M) 1,2 20% 6% - 15% -20% -15% -10% -5% 0% 5% 10% 15% 20% 25% Companies Added by Legion Companies Excluded by Legion OneSpan Median YoY Revenue Growth 1,2

Legion's Additions and Subtractions from Our Peer Group are Disingenuous

- Legion has added companies to our list of proxy peers – shown in **red** to the right – that are almost universally much larger than OneSpan and that have longstanding software businesses
- At the same time, Legion has deleted from our list companies that are much closer in size and every company that is smaller than OneSpan from a market cap perspective (~~shown to the right with a strikethrough~~)
- Importantly, OneSpan has only had a cloud-based solution in the market for approximately two years
- The effect of this peer group manipulation is to drive to Legion's preordained view that OneSpan has underperformed and is undervalued
- In fact, OneSpan has been working through a complex transformation and should not be compared to deca-billion dollar pure software companies

Much bigger companies with longstanding software revenue

Legions Additions / ~~Deletions~~ to Our Proxy Peer Group

Company Name	Market Cap ($M)	LFY Revenue ($M)
CrowdStrike Holdings, Inc.	$46,680.4	$874.4
DocuSign, Inc.	$43,374.3	$1,453.0
Okta, Inc.	$35,388.0	$835.4
Palo Alto Networks, Inc.	$34,364.6	$3,408.4
Fortinet, Inc.	$33,328.5	$2,594.4
Cloudflare Inc	$26,670.6	$431.1
Zscaler, Inc.	$24,988.8	$431.3
Splunk Inc.	$20,712.5	$2,229.4
Check Point Software Technologies Ltd.	$16,020.7	$2,064.9
NICE Ltd	$15,273.6	$1,648.0
Dynatrace, Inc.	$14,706.2	$545.8
Proofpoint, Inc.	$9,878.1	$1,050.0
~~Digital Turbine, Inc.~~	~~$6,744.5~~	~~$138.7~~
~~BlackLine, Inc.~~	~~$6,735.9~~	~~$351.7~~
nCino, Inc.	$6,170.7	$204.3
Varonis Systems, Inc.	$5,620.8	$292.7
CyberArk Software Ltd.	$5,491.9	$464.4
FireEye, Inc.	$4,739.1	$940.6
SailPoint Technologies Holdings, Inc.	$4,490.4	$365.3
Rapid7 Inc.	$4,476.2	$411.5
Qualys, Inc.	$3,972.5	$363.0
Tenable Holdings, Inc.	$3,959.1	$440.2
~~Cerence Inc.~~	~~$3,635.9~~	~~$329.6~~
Mimecast Limited	$2,795.5	$427.0
Ping Identity Holding Corp.	$1,977.4	$243.6
~~PROS Holdings, Inc.~~	~~$1,902.0~~	~~$252.4~~
~~QAD Inc.~~	~~$1,392.6~~	~~$307.9~~
Radware Ltd.	$1,279.1	$250.0
SecureWorks Corp.	$1,080.2	$561.0
OneSpan, Inc.	**$1,078.6**	**$215.7**
Mitek Systems, Inc.	$692.0	$101.3
~~American Software, Inc.~~	~~$676.7~~	~~$115.5~~
~~A10 Networks, Inc.~~	~~$669.2~~	~~$225.5~~
~~Zix Corporation~~	~~$449.9~~	~~$218.5~~

[1] Source: FactSet and company filings. Revenue data from last full fiscal year reported as of April 30, 2021. Market cap data as of April 30, 2021. Proxy Peer Group excludes ForeScout Technologies and MobileIron, which are no longer public. Note: Peers added by Legion are listed in red; peers from OneSpan's Proxy Peer Group but omitted from Legion's groups are crossed out.

38

OneSpan

39 As Our Business Has Become More Software/SaaS - Focused, We Have Added New Disclosures Recurring Revenue • Comprised of subscription, term - based software licenses and maintenance revenue • Enables investors to better understand and track our transition story May 2019 Go - to - Market Approach • Defines our unique value proposition, our position within the market and our plan to serve our customers December 2019 Partnership Strategy • Describes our plan to drive revenue from our strategic alliance through access to key customer sets December 2019 Pipeline Buildup • Helps investors understand future revenue opportunity December 2019 Total Addressable Market (TAM) • Helps dimension our potential revenue opportunity given our current portfolio of solutions December 2019 Annual Recurring Revenue (ARR) • Defined as the annualized value of customer recurring contracts with a term of at least one year, as of the measuring date • Key metric used for evaluating businesses with a recurring - based revenue model August 2020 Dollar - Based Net Expansion (DBNE) Rate • Defined as year - over - year growth in ARR from the same set of customers at the end of the prior year period • Demonstrates growth within existing customer base November 2020 “BARNHILL ERA” LEGACY ISSUES NEW DIRECTION Explanation / Rationale Timing of Implementation

40 As our business model and revenue mix have evolved, we have endeavored to provide additional disclosures to our shareholders, some of which were suggested by Legion and other investors OneSpan Has Provided Shareholders With Additional Disclosures 1 Sources: Legion’s June 14, 2018 and August 21, 2019 Management Meeting Presentations. 2 Sources: OneSpan’s December 4, 2019 Investor Day Presentation and March 2021 Investor Presentation. Legion Provided Several Examples of Best - in - Class Disclosures to OneSpan 1 OneSpan Implemented Legion’s Suggestions When They Made Sense for Our Business 2 Examples include quarterly investor presentations released in conjunction with earnings and new, detailed business trend disclosures and KPIs

41 As the Business Evolves, Our Valuation Is Expected to Shift As Well Revenue Contribution EV/NTM Revenue Multiple Recurring Software & Services Non - Recurring Software & Services Hardware Source: FactSet. EV/NTM Revenue data as of April 30, 2021. Sidoti research May 5, 2021; Needham research May 27, 2020, and November 4, 2020. Emphasis added to quotes. 4.4x We also see the potential for margin expansion as OneSpan leverages the accelerated investments it has made over the past two years.” We… see the case for multiple expansion as momentum in [Software and Cloud] becomes more evident .” We think OSPN is well positioned to gain market share as financial institutions accelerate digital transformation and cybersecurity is becoming an ever - increasing threat; we expect 2021 to be a transition year…to set the company up for accelerated growth featuring more profitable revenue in 2022 and beyond .” 57% 8% 35% Q1 21 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x 4.5x 5.0x 1/1/18 1/1/19 1/1/20 1/1/21 33% 15% 52% Q1 19

42 - 5% 12% 14% 19% 28% -10% -5% 0% 5% 10% 15% 20% 25% 30% Nutanix Radware Cisco Palo Alto Networks - 0.3x 1.0x 1.7x 1.9x 2.3x -0.5x 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x Nutanix Radware Cisco Palo Alto Networks OneSpan Has Performed Well for Shareholders During the Transformation Annualized Total Shareholder Return During Transition 1 EV/NTM Revenue Multiple Expansion During Transition 1 1 Source: FactSet. Nutanix disclosed a “shift toward [a] software - centric business model” in November 2017. Radware began its move to a software model in 2016, according to an industry publication. Cisco announced in Q4 2015 that it was moving to “a more predictable software - based business model” and Palo Also Networks announced i n June 2017 that was moving to an “application framework.” See Appendix. • Complete transformations of hardware - based technology companies into software / cloud - based businesses are rare and difficult • We believe OneSpan has performed admirably for shareholders during its transformation, generating strong TSR and multiple expansion • As “case study” examples, OneSpan identified four other public companies that announced similar transformations (Nutanix, Radware , Cisco and Palo Alto Networks) • These case studies reflect well on OneSpan’s progress for shareholders during its transformation

43 -40% -20% 0% 20% 40% 60% 80% 100% 120% OSPN NUAN Legion’s Transition “Case Study” Shows Our Impressive Performance TSR fro m January 1, 2018 to June 30, 2020 1 • Nuance’s transformation was driven largely by divestitures ; the company sold its legacy document imaging unit, its mobile operator services unit, and its electronic health record and transcription services units, wound down its legacy devices unit, and spun off its automotive division; Nuance already had a large software business • On the other hand, OneSpan did not have an established software business ; our transformation was driven by growth of new solutions, not by divestitures • Nonetheless, starting with Legion’s timeframe of January 1, 2018 and prior to the impact of the pandemic, our shareholder returns exceeded those of Nuance • The pandemic has affected the businesses differently, since Nuance’s biggest market is healthcare (which had more volume during the pandemic, particularly in telehealth) and OneSpan’s financial institution clients were largely shuttered during the pandemic • Nuance’s transformation has been driven by Mark Benjamin (not “Mark Jenkins,” as Legion incorrectly states), a 20+ year veteran of ADP , where our directors Garry Capers and Al Nietzel spent a portion of their careers Legion highlights the transformation of Nuance as a guiding example, yet OneSpan’s transition, is very different – unlike Nuance, OneSpan began with very little software revenue at all. Nevertheless, OneSpan has outperformed Nuance until the pandemic. 101% 79% 1 Source: FactSet. TSR data from January 1, 2018 to June 30, 2020.

The Board Has the Right Skills and Has Taken the Right Actions

45 Our Board Has Evolved Over Time JUNE 2021 NOMINEES JUNE 2016 NOMINEES Ken Hunt Michael Cullinane John Fox Jean Holley Matthew Moog Marc Boroditsky 2019 Scott Clements 2017 Garry Capers NEW 2021 John Fox 2005 Jean Holley 2006 Marianne Johnson NEW 2020 Matthew Moog 2012 Alfred Nietzel NEW 2020 Marc Zenner 2019 # of Directors 5 9 Average Age 63 Years 58 Years Average Tenure >12 Years <6 Years Independent Chair No Yes # of Female & Diverse Directors 1 3 Since 2016, our Board has evolved significantly and deliberately: x Enhanced gender and ethnic diversity x Critical new skill sets (SaaS, cybersecurity, capital allocation) x Independent leadership x Reduced tenure x Reduced age x Expanded size to allow for more perspectives

Our Board Has Added Eight New Directors Since 2017; Six Since 2019

Current Directors Added Since 2019

- ✓ Added 2 board members with capital markets / capital allocation expertise
- ✓ Added 4 additional board members with expertise in security software, cloud-based software development and deployment, and SaaS solutions



DIRECTORS JOINING
OneSpan
Scott Clements (CEO)
Arthur Gilliland
Shifted focus to identity verification, launched a Trusted Identity platform and changed the company name from VASCO to OneSpan
Marc Boroditsky
Marc Zenner
Naureen Hassan
Marianne Johnson
Alfred Nietzel
Garry Capers
2017
2018
2019
2020
2021
DIRECTORS LEAVING
Arthur Gilliland[1]
Ken Hunt (Founder and former CEO)
Naureen Hassan[2]
Michael Cullinane[3]

[1] Arthur Gilliland left the Board to pursue an executive position in cybersecurity. [2] Naureen Hassan left the Board to pursue a position in the public sector that did not permit her to serve on a public company board.
[3] On February 18, 2021, Michael Cullinane announced his retirement at the 2021 Annual Meeting.

46

OneSpan

Our Director Searches Have Identified Great Candidates

Our new Board candidates were selected on the basis of skills and merit,not personal relationships

OneSpan has a thorough vetting process for director candidates, whether they are recommended by a shareholder, a Board member, an executive search firm or a third party

- The Board's Corporate Governance and Nominating Committee (the "Nom/Gov Committee") and the Board identify desired areas of experience for a director candidate search
- The Nom/Gov Committee determines, in consultation with the Board, the process to be followed in connection with a search for an additional Board candidate
- The Nom/Gov Committee evaluates each candidate based upon the desired attributes and areas of experience, as well as other factors, such as commitment to serving on the Board and diversity of background and perspective
- As part of the Nom/Gov Committee's interview process, it ranks a candidate's relevant experience, on a scale from zero (no direct experience) to three (a qualified authority on the topic) across 30 core competencies
- The whole Board determines whether to add a candidate

47

PRIVILEGED AND CONFIDENTIAL
PREPARED AT THE DIRECTION OF COUNSEL

OneSpan

Our Director Searches Have Identified Great Candidates

	2018/2019 Process	2019/2020 Process	2020 Process for Audit Committee Chair Successor	2021 Process
Search timeline and evaluation of Legion candidates	• Aug 2018: Search began • Fall 2018: Interviews • Early 2019: Assessment of candidates (including 3 identified by Legion) including by executive search firm • Feb 2019: Additional interviews (3 identified by Legion; 2 identified by Board process), with field then narrowed to 1 candidate identified by Legion and 2 candidates identified by the Board (Mr. Boroditsky and Dr. Zenner)	• Summer 2019: Ongoing search for additional director candidates. 42 candidates identified, including through search firms • Oct 2019: Narrowing of 20 candidates to 5 • Dec 2019/Jan 2020: Board interviewed 3 Legion candidates, and Legion interviewed 2 candidates identified through Board's search process (Mses. Hassan and Johnson) • Feb 2020: Board ranked candidates, including Legion candidates	• Aug 2020: OneSpan engaged executive search firm; 61 candidates, as a potential successor to Mr. Cullinane, the Chair of the Audit Committee, were identified	• Mar 2021: Ms. Hassan resigns from the Board • Mar 2021: Board commenced search process to fill vacancy created by Ms. Hassan's departure
Targeted skills	• Corporate structure and financing • SaaS mobile application security • Software technology sector business development, marketing and sales • Large enterprise security strategies and solutions • International business • M&A and leadership at a publicly-held consumer banking or financial services company	• Leadership experience in software business with focus on cybersecurity, SaaS, cloud and/or mobile software • Functional experience in general management, product development and go-to-market areas • Senior leadership in consumer banking at public financial services organization • Direct experience in digital banking channels and on related matters of security and user experience • Professional experience in large enterprise security strategies and solutions, international business, corporate finance, capital allocation and M&A	• Audit Committee Financial Expert • Public company financial and accounting experience • Experience at a software or technology company	• P&L and operational responsibility for SaaS solutions • End-market experience in financial services industry
Settlement rebuffed by Legion?	Yes – In March 2019, OneSpan was willing to add 1 Legion candidate to the Board subject to a customary standstill; Legion refused	N/A – Legion expressed approval of Ms. Hassan	Yes – In October 2020, OneSpan was willing to add 1 independent director to be mutually agreed upon and 1 independent director selected by the Board; Legion refused	Yes – Legion would not allow the Board to interview its candidates
Outcome	Mr. Boroditsky and Dr. Zenner nominated for election to our Board at 2019 annual meeting	Mses. Hassan and Johnson added to our Board in March 2020	Mr. Nietzel added to our Board in Nov 2020	Mr. Capers added to our Board in April 2021

48
OneSpan

Recent Board Appointments Bring Relevant Skills and Experience

With five new current directors since Legion became a shareholder, our Board has added or enhanced critical skills in cloud-based software and SaaS, product development and innovation, capital allocation and M&A



Marc D. Boroditsky
Director Since 2019

- **Chief Revenue Officer of Twilio, a cloud communications platform** as a service company
- Former President & COO of Authy, a software authentication company that was acquired by Twilio in 2015
- Previously held senior roles at Oracle Corporation, including as **VP of Identity and Access Management**



Garry L. Capers
Director Since 2021

- Division **President, Cloud Solutions** at Deluxe Corp.; has full responsibility for the **Cloud Solutions portfolio**, including marketing data and analytics, hosting and SaaS-based applications
- Held multiple executive leadership roles at ADP and Equifax; at Equifax, he led the formation of a new business unit within the **fraud and identity management** space



Marianne Johnson
Director Since 2020

- Executive Vice President and **Chief Product Officer** at Cox Automotive, which provides **cloud-based pricing and inventory analytics software** to the automotive industry
- Previously held senior roles at First Data Corp., leading product innovation and technology for the **network and security solutions** line of business



Alfred Nietzel
Director Since 2020

- Former **CFO of CDK Global**; led the financial and administrative execution of the spin-off of CDK from ADP
- Board member of Cerence Inc., a global **cloud software company**
- Extensive financial experience in multiple industries, including software and SaaS



Marc Zenner
Director Since 2019

- Capital allocation expert who led corporate finance advisory practices globally at J.P. Morgan and Citi
- Advised hundreds of public companies on capital structure, capital returns, acquisitions/divestitures and financing
- Public company board experience at Innerworkings and Sentinel Energy Services

OneSpan's Nominees

Board Tenure	# Directors
< 3 Years	5
4 - 8 Years	1
> 9 Years	3
OneSpan Average	5.6 years
S&P 500 Average[1]	7.9 years

[1] 2020 U.S. Spencer Stuart Board Index.

49
OneSpan

Our Board Has the Right Skills and Experiences to Guide Our Transition

All of our directors have technology, software or SaaS experience including:

- **Garry Capers**, who is responsible for Deluxe Corp.'s SaaS-based Cloud Solutions portfolio
- **Matthew Moog**, founder and former CEO of eCommerce enablement software provider PowerReviews
- **Marianne Johnson**, who is Chief Product Officer for Cox Automotive, a cloud-based software company serving the auto industry
- **Marc Boroditsky**, who is Chief Revenue Officer at Twilio, a cloud communications platform-as-a-service company

67% of our directors have experience driving organizational transformations or operational efficiency, including:

- **John Fox**, who advised on hundreds of strategic transformations at Deloitte
- **Jean Holley**, who was directly responsible for the assessment and integration of acquisition strategies as Chief Information Officer of Brambles Ltd. (ASX: BSB)

67% of our directors have substantial experience with capital allocation or with overseeing acquisitions/divestitures, including:

- **Marc Zenner**, former Global Co-Head of J.P. Morgan's Corporate Finance Advisory practice
- **Alfred Nietzel**, who led the execution of the spin-off of ADP's Dealer Services Division to create CDK Global (NASDAQ: CDK)

	Boroditsky	Capers	Clements	Fox	Holley	Johnson	Moog	Nietzel	Zenner	TOTALS
Technology/Software/ SaaS Industry	✓	✓	✓	✓	✓	✓	✓	✓	✓	9
Financial Technology Platforms/R&D/ Innovation	✓		✓		✓	✓	✓			5
Operational/Change Management	✓	✓	✓	✓	✓			✓		6
Product Management/ Strategy	✓	✓	✓	✓	✓	✓	✓			7
Audit Committee Financial Expert								✓	✓	2
Capital Allocation/M&A			✓	✓	✓		✓	✓	✓	6
Financial Institutions/Target Market Executive Roles/ Banking Industry	✓	✓				✓			✓	4
International/ Global Business			✓	✓	✓	✓	✓	✓		6
Outside Public Company Board Service				✓	✓			✓	✓	4

50

OneSpan

51 MARC D. BORODITSKY Director Since 2019 JOHN N. FOX, JR. Chair of the Board Director Since 2005 GARRY L. CAPERS Director Since 2021 Director Nominee Biographies • Strong background in cloud communications and security software, sales and marketing, finance, product management and operations • Has served as Chief Revenue Officer of Twilio Inc. (NYSE: TWLO), a cloud communications platform as a service company, since July 2020 • Previously served as President and COO of Authy , a software authentication company, from 2014 until it was acquired by Twilio in 2015 • Also served as VP of Identity and Access Management at Oracle Corporation (NYSE: ORCL) • Extensive global business experience advising clients on large - scale, complex transactions, strategic initiatives, new business models, merger integration and organizational change • Served as Vice Chairman of Deloitte Touche Tohmatsu Limited, a multinational professional services network firm, from 1998 to 2003 • Held various other positions with Deloitte Consulting from 1968 to 2003 • Serves on the board of Cognizant Technology Solutions (NASDAQ: CTSH) • Extensive experience in leading cloud - based software businesses and developing strategies, managing go - to - market approaches and leading client delivery and services • Has served as Division President, Cloud Solutions at Deluxe Corporation (NYSE: DLX), a financial services company, since September 2019 • Previously held multiple executive leadership roles at Automatic Data Processing, Inc. (NASDAQ: ADP), the leading global provider of cloud - based human capital management technology and services • Also held various roles at Equifax Inc. (NYSE: EFX), a credit agency, overseeing B2B marketing units • Began his career at Bain & Company as a consultant focused on retail and financial services Current and Past Affiliations Experience Director

52 JEAN K. HOLLEY Director Since 2006 SCOTT M. CLEMENTS President and CEO Director Since 2017 MARIANNE JOHNSON Director Since 2020 • Brings the perspective of a global executive with experience across multiple areas including acquisitions and divestitures, cybersecurity, cloud computing, engineering and product development • Served as Group Senior Vice President and Chief Information Officer for Brambles Limited, a global leader in supply chain and logistics solutions, from 2011 to 2017 • Previously served as Chief Information Officer for Tellabs, Inc., a telecommunications networking firm, and USG Corporation, a construction materials manufacturer • Also serves on the boards of Herc Holdings Inc. (NYSE: HRI) and Accord Financial (TSX: ACD) • Extensive experience in leadership roles in the technology industry with a strong focus on developing and deploying successful business strategies • Joined OneSpan in December 2015 as Chief Strategy Officer; also served as Chief Operating officer from November 2016 to July 2017 • Previously spent 11 years at Tyco International plc, a security systems company, where he most recently served as Corporate Senior Vice President, Business Development • Before joining Tyco, spent a decade at Honeywell International Inc. (NYSE: HON) in domestic and international financial and operational leadership roles • Decades of FinTech experience, having served in senior roles focusing on product innovation, operational excellence and growth • Has served as Executive Vice President and Chief Product Officer at Cox Automotive, Inc., one of the largest automotive services companies in the world providing cloud - based technology and other solutions for the automotive wholesale and retail marketplace, since June 2018 • Prior to joining Cox Automotive, she was at First Data Corporation (now Fiserv (NASDAQ: FISV)), a global leader in payments and financial technology, where she was head of product innovation and technology for the network and security solutions line of business Current and Past Affiliations Experience Director Director Nominee Biographies

Director Nominee Biographies

Director	Current and Past Affiliations	Experience
 **MATTHEW MOOG** Director Since 2012	Chicago Public Media FireStarter Fund POWER REVIEWS built in	• Brings the perspective of a technology company founder and executive with many years of experience in sales, business development, product development, cloud computing, capital allocation and executive management • Founder and former CEO of PowerReviews, Inc., a leading provider of eCommerce enablement software; also founded Built In, a popular talent recruiting platform for technology companies with millions of users and thousands of recurring customers • Founded FireStarter Fund, an early-stage venture capital fund • Serves as Interim CEO of Chicago Public Media one of the largest and most respect media organizations in the country
 **ALFRED NIETZEL** Director Since 2020	ADP cerence CDK Global P&G	• Extensive domestic and international financial experience in multiple industries, including in the software and SaaS sectors • Served as CFO of CDK Global, Inc. (NASDAQ: CDK), the largest global provider of integrated technology and digital marketing solutions for the automotive retail and vehicle manufacturing industry • Also served in senior leadership roles at Automatic Data Processing, Inc. (NASDAQ: ADP) and Procter & Gamble, Inc. (NYSE: PG) • Serves on the board of Cerence, Inc. (NASDAQ: CRNC), a global cloud software company
 **MARC ZENNER** Director Since 2019	J.P.Morgan citi inwk SENTINEL ENERGY SERVICES	• Extensive finance, investment banking, capital markets, M&A and capital allocation experience • Former Managing Director and Global Co-Head of Corporate Finance Advisory at J.P. Morgan & Co. (NYSE: JPM) • Previously was a Managing Director and Global Head of the Financial Strategy Group at Citigroup, Inc. (NYSE: C) • Former Professor and Finance area Chair at the University of North Carolina Kenan-Flagler Business School • Previously served on the boards of Sentinel Energy Services Inc. (NASDAQ: STNL) and Innerworkings, Inc. (former NASDAQ: INWK)

53
OneSpan

54 Strong Governance Underpins Our Commitment to Shareholders Independent, Diverse and Refreshed Board Shareholder Rights and Accountability Compensation Aligned With Strategy Commitment to Corporate Responsibility • 6 of our 9 nominees are new since 2017 • 5 nominees added to the Board since 2019 • 3 of our 9 nominees are female or ethnically diverse • Separate Chair and CEO, with independent Chair • Declassified Board with annual election of directors • Majority vote standard for uncontested director elections • Active shareholder outreach program with enhanced focus on disclosure and governance • Shareholders can amend the bylaws by simple majority vote • Shareholders can take action by written consent • No poison pill • Awards under Annual Incentive Plan tied to key metrics (Adjusted Annual Contract Value, Software & Services Revenue, adjusted EBITDA) that are important to our transition from hardware - based to software - based authentication solutions • A portion of our PSUs vest based on TSR to encourage shareholder value creation • 88% of our CEO’s target compensation in 2020 was at - risk • Launched the OneSpan Gets Out the Vote program, granting employees election day as a paid day off • Establishing European manufacturing to reduce emissions from transportation • Monitor our product manufacturing suppliers’ compliance with ISO 14001 • Became a certified Great Place to Work in the United States and a Top Employer in Montreal

OneSpan's Recent Strategic Acquisitions Have Added Value

- Legion is now complaining about OneSpan's M&A track record, despite previously commending our M&A efforts
  - The current management team has effectively done or integrated two deals: Silanis Technology and Dealflo, neither of which Legion has complained about
  - OneSpan has not done any material M&A since Legion praised management's M&A track record in 2018
- Notably, Legion singles out for criticism just one small ($13 million) M&A deal, completed a decade ago before the current management team and most of our Board was in place
- Our M&A transactions overall have allowed us to migrate our business into higher margin, more software-focused product lines and have undoubtedly created value overall
- We have also acquired expertise that we have used to create new products and product extensions
- OneSpan Sign, for example, was created through the acquisition of Silanis Technology in 2015

Legion Believes OneSpan Sign – Which We Acquired Six Years Ago for $85 Million – Is Now Worth $400 Million[1]



$450M
$400M
$350M
$300M
$250M
$200M
$150M
$100M
$50M
$0M
LEGION PARTNERS
"OSPN management has an excellent M&A track record – we are supportive of additional tuck-in M&A to gain capabilities and cross-sell new products to the existing customer base."[2]
+370%
Legion's Estimated Value
$400M
Purchase Price
$85M
Silanis Technology (2015)
OneSpan Sign (2021)

55

[1] Legion's Letter to the Board of Directors, August 18, 2020. [2] Legion's Presentation to OneSpan Management, June 14, 2018.

OneSpan

56 The Board Has Overseen Value - Enhancing Acquisitions Year Purchase Price Company Strategic Importance 2013 $22 million Cronto • Cronto was a leader in the field of secure visual transaction authentication and signature solutions for online banking • Allowed us to win the largest hardware deal in OneSpan’s history, and the technology is still used today 2015 $85 million Silanis Technology • Enabled OneSpan to offer eSignature solutions to the European market; at the time, eSignature had not been largely adopted outside North America • Has since been re - branded as OneSpan Sign 2018 $54 million Dealflo • Dealflo was a provider of identity verification and end - to - end financial agreement automation solutions • Allowed OneSpan to meet growing demand for customer onboarding and identity verification solutions [M] anagement has been very disciplined with regard to M&A activity ....”

57 • The Committee is chaired by Dr. Marc Zenner, a former investment banker with extensive experience advising hundreds of the world’s largest public companies on capital allocation, business configuration and other matters • The Committee has a broad mandate to: – Provide recommendations impacting the financial structure and strategic direction of the Company; – Review and monitor current and long - range financial policies and business strategies; – Review issuances of corporate equity, debt and other material financing arrangements; and – Review potential mergers, acquisition and divestiture activities • The Chair of the Committee led the process to interview various investment banks to act as an independent financial advisor to the Company in connection with its review of strategy, business configuration, mergers and acquisitions, strategic alterna tiv es and capital structure • The Committee has been actively evaluating our business configuration and potential divestitures and acquisitions We Formed a Board Committee to Evaluate Strategy and Value Opportunities Our Board formed a new Finance and Strategy Committee in September 2020, currently comprised of five independent directors, four of whom have joined the Board since June 2019

58 Legion Has Abandoned Its Demand That We Sell eSignature Legion’s Investor Presentation May 2021 1 1 Legion’s May 17, 2021 Investor Presentation at 99. Legion’s August 18, 2020 Letter “The Board should immediately pursue a divestiture of the eSignature business, OneSpan Sign, while market conditions are highly favorable... We do not believe owning eSignature technology directly is of significant strategic importance to OneSpan” Legion has abandoned its demand to sell the eSignature product line and barely even mentions eSignature, totally omitting its demand for a sale in its 154 - page presentation Just nine months ago, Legion had very strong views about our eSignature “business” and demanded a sale [Nothing about eSignature]

59 June 2020: Our Board discussed various strategic alternatives, as Legion has requested September 2020: Our Board formed a new Finance and Strategy Committee and engaged an independent financial advisor to perform an independent valuation of the Company’s hardware authentication, eSignature and security software product lines November 2020: Dr. Zenner, Chair of the Finance and Strategy Committee, oversaw a process to interview several investment banks December 2020: The Company engaged a leading investment bank, and our Board discussed various valuation analyses and strategic alternatives; our Board directed the financial advisor to explore potential paths with respect to the eSignature product line February 2021: After contacting 37 parties, there were numerous management presentations, and eight parties signed NDAs March 2021: Final bids were received April 2021: After further negotiation and discussions with interested parties, our Board determined that the non - binding offers received were inadequate and that continuing to own and operate this fast - growing product line was in the best interests of shareholders Our Board Has Evaluated a Sale; Concluded it Would Not Create Value CONFIDENTIAL As Legion suggested in August (but not now), our Board examined a sale of our eSignature product line

60 Legion Falsely Claims Credit on Executive Compensation Legion did not even mention the term “executive compensation” once in over 100 pages of public and private letters and presentations, prior to its proxy filing in March 2021 1 Legion’s May 17, 2021 Investor Presentation at 122. “BARNHILL ERA” LEGACY ISSUES NEW DIRECTION Legion’s Recent Claim Reality Our executive compensation plan has evolved every year during our transition, and the most recent plan was adopted in February 2021, weeks before Legion ever mentioned the words “executive compensation” “The executive compensation program has only changed reactively to our pressure…”

We Modified Our Incentive Plans to Align Compensation and Strategy

- As our business and strategy have evolved, so too has our approach to incentive compensation
- Previous versions of our CEO's compensation plan focused heavily on revenue as a means of encouraging growth; in 2015, nearly all of our CEO's incentive compensation opportunity was tied to this one metric
- This approach, however, was at odds with the fact that the hardware token business – which accounted for 78% of total revenue in 2015 – is not as profitable at the gross margin level or as recurring as software
- As our strategy and revenue mix shifted to software and services, our Board adjusted the CEO's compensation accordingly
- In 2020, 70% of the value of our CEO's annual incentive opportunity was tied to software/SaaS-focused metrics such as Adjusted Annual Contract Value and Annual Software and Services Revenue that support our transition to an increasingly software-focused business model
- **Management cannot achieve target payouts under the Annual Incentive Plan by outperforming on hardware authentication sales alone**

Realigned Incentive Plans to Support Our Strategy

2016[1]	2020[1]
Annual Incentive Plan	**Annual Incentive Plan**
Revenue (75%) Operating income ex. Amortization (25%)	Software & Services revenue (40%) Annual Adjusted Contract Value (30%) Adjusted EBITDA (20%) Strategic objectives (10%)
Long-Term Incentive Plan	**Long-Term Incentive Plan**
Annual revenue (50%) Three-year revenue (50%)	Revenue (50%) Adjusted EBITDA (25%) TSR (25%)

70% tied to Software/ SaaS in 2020

% of CEO's Annual Incentive Opportunity Tied to Financial Metrics



80%
70%
60%
50%
40%
30%
20%
10%
0%
75%
0%
25%
20%
0%
70%
Revenue
Operating Income / Adj. EBITDA
Software / SaaS Metrics
2016
2020

[1] Source: Company filings. 2016 represents the last full fiscal year prior to Mr. Clements' tenure as CEO.
"Software / SaaS Metrics" includes Software & Services revenue and Annual Adjusted Contract Value.

61

OneSpan

Compensation is Aligned with Performance

Pay-for-Performance Alignment

- 88% of our CEO's target compensation opportunity for 2020 was at-risk
- A majority of CEO compensation is tied to the achievement of objective financial performance metrics
- Annual Incentive Plan is tied to the achievement of key software-focused metrics to support our continued transformation

Alignment with Shareholders

- Equity awards under our Long-Term Incentive Plan comprised more than 75% of our CEO's target compensation opportunity in 2020
- RSUs vest ratably over four years, encouraging a long-term perspective and enhancing retentive benefits
- Stock ownership guidelines require our CEO to hold equity at least equal to 3x his base salary

Risk Mitigation

- Officer and Director Stock Trading Policy prohibits hedging, pledging and short-selling, and directors generally may not sell stock while serving on our Board or shortly thereafter until August 19, 2022
- Clawback policy in place for all NEOs
- No excise tax gross-ups for payments under Section 280G
- Double-trigger for change-in-control payments

2020 CEO Compensation Mix at Target


12%
12%
30%
46%
88% of CEO compensation is at-risk
Base Salary
Annual Cash Bonus
PSUs
RSUs

CEO Target Compensation vs. Peers ($M)


$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$0.48 $0.49
$0.48 $0.50
$3.04
$4.71
$4.00
$5.36
CEO Salary
Annual Incentive Value
Equity Value
Total Direct Compensation
OneSpan
Proxy Peer Average

62

Source: Company filings. Data reflects CEO compensation for the past full fiscal year disclosed by each company as of April 20, 2021.
CEO compensation data includes only elements of direct compensation (i.e., base salary, annual incentive award and long-term incentive award) and does not include "All Other Compensation."

OneSpan

Legion's Claims Regarding Compensation Are New and Misguided

Until its preliminary proxy filing in this contest, Legion had never criticized our executive compensation; its new line of attack is baseless and backward-looking

- **Legion had never voiced any concerns to us regarding the structure of our executive compensation plans**[1]
- In its presentation, Legion highlights the 2018-2020 LTIP awards in particular; at the time these awards were made, our **revenue mix was evenly split** between hardware and non-hardware
- The award structure in our 2018-2020 LTIP logically reflected the fact that, at the time, our transformation was still in its early stages and **a significant portion of our revenue was tied to hardware-based authentication solutions**
- Legion's "recommended plan" would be impossible to implement because there is no way to calculate "hardware FCF" or "software FCF" given our integrated authentication business[2]

PSU Metrics Were Aligned with Our Revenue Mix When Adopted


100%
80%
60%
40%
20%
0%
50%
50%
50%
50%
OneSpan 2018 Revenue Mix (% of Total)
2018 - 2020 PSU Metrics
Hardware Revenue
Non-Hardware Revenue
2018 - 2020 Hardware Revenue
2018 - 2020 Non-Hardware Revenue

63

[1] Includes all public and private letters and presentations: June 14, 2018 Management Presentation; June 14, 2019 Letter to Our Board; August 21, 2019 Management Presentation; December 13, 2019 Letter to Our Board; August 18, 2020 Letter to Our Board; September 18, 2020 Letter to Our Board; October 2020 13D Monitor Conference Presentation; February 25, 2021 Letter to Stockholders; April 15, 2021 Letter to Stockholders; and May 3, 2021 Letter to Stockholders. [2] Legion's May 17, 2021 Investor Presentation at 25.

OneSpan

Our Employees Attest to Our Strong Culture

"Open and multicultural attitude; strong drive to move forward and grow…"

– Anonymous Employee, January 26, 2021

"During the Corona crisis we are experiencing the true culture and moral compass. OneSpan shows humanity, keeping it together and learning from what's going on in the world. Great letter from Scott our CEO wrt Black Lives Matters! Bravo!"

– Anonymous Employee, June 27, 2020

"OneSpan has built a great culture regarding relationships, training, benefits and structure for employees. It is one of the best companies I've ever worked."

– Account Executive, February 18, 2021

glassdoor

"I feel very supported and empowered by leadership."

– Anonymous Employee, May 13, 2019

"[S]upportive & helpful culture, management team overhaul, friendly multicultural colleagues, and new problems to solve every day. Workplace environment and values are positive."

– Anonymous Employee, February 16, 2020

"Working remotely during the Corona virus crisis is a breeze as they had already invested so much in their infrastructure within the past 2 years. We have not had any interruptions for supporting our customers and as an employee, I feel like I am 'in the know' now as I was when I was coming into the office. The CEO truly cares about OneSpan's employees and vision. Very impressive!"

– Customer Success Representative, April 22, 2020

"OneSpan has pivoted well to handle the pandemic and cares about employee health and well being."

– Sales Advocate, February 1, 2021

64 Source: GlassDoor.com

OneSpan

The Hardware Component of Our Authentication Business Remains Integral to Our Solutions Set

66 Authentication Deployments Are Driven By Customer Needs OneSpan offers hardware and mobile authentication options Customers choose to deploy a hardware authenticator, a mobile authenticator or both, depending on their specific requirements and working style Both options use OneSpan’s on - premise or cloud - based flexible authentication solutions More than 50% of OneSpan’s 200 largest customers deploy BOTH hardware and mobile authentications solutions As an established hardware authentication provider, OneSpan is an approved supplier of security software to more than half of the world’s top 100 banks

67 Our Largest Customers Buy Both Hardware and Mobile Authentication Customer Rank (by Revenue) Hardware Tokens Mobile Authentication Combined Server/ Service UK - based Global Bank 1 ض ض ض US - based Global Bank 2 ض ض ض Asia - based Global Bank 3 ض ض ض Europe - based Global Bank 4 ض ض ض Europe - based Global Bank 5 ض ض Europe - based Global Bank 6 ض ض ض Asia - based Global Bank 7 ض ض ض Europe - based Global Bank 8 ض ض ض Europe - based Global Bank 9 ض ض ض Europe - based Global Bank 10 ض ض ض Our authentication solutions include a mix of hardware and mobile end points served by a common, proprietary server

68 2018 2019 2020 Hardware Non-Recurring Software & Services Recurring Software & Services • We have excellent penetration of the top global banks, including 60 of the top 100 in the US, Europe and Japan, with authentication solutions, which always involve installing software on the bank’s servers or providing security software through the cloud – For many of our largest customers, our proprietary token - based authentication product remains the central part of our relationship • We have successfully upsold many of our clients from hardware authentication to software authentication and to additional Trusted Identity solutions • Our hardware - based authentication continues to provide us an avenue to maintain relationships, cross - sell and upsell new solutions Our Broad Solution Set Enables Us to Grow Revenue from Existing Customers Top 10 Global Bank Customer

69 Most of Our Competitors Offer Both Hardware and Mobile Authentication Competitor Hardware Tokens Mobile Authentication Key Industries Served ض ض Financial services; mobile/telecommunications; government; healthcare; transportation ض ض Financial services; technology; transportation ض ض Financial services; technology; healthcare ض Financial services; merchants; online service providers If we divested the hardware portion of our authentication business, we would no longer be able to match the comprehensive authentication solutions offered by most of our key competitors

Hardware Authentication Remains an Important Option for Advanced Security

Leading technology companies like Twitter, Google and Intel are turning to hardware authentication as part of their multifactor authentication methods to ensure increased network security

CNET.com

March 15, 2021

"Twitter locks down logon with better hardware security key option

Security keys are tops for keeping hackers out of your account and thwarting phishing attacks.

Twitter has taken a significant step in helping you protect your account with hardware security keys, a top authentication technique when it comes to security."

CNET.com

July 23, 2018

"A physical key is the secret to Google employees' online security

The company says none of its 85,000 employees have been phished since it adopted the keys.

It turns out the key to counteracting employee phishing at Google is an actual key."



//HACK ATTEMPT FAILED
intel
DOING THE SECURITY TWO-STEP:
WHY AUTHENTICATION SHOULD BE BUILT INTO HARDWARE
To be truly effective, multifactor authentication (MFA) methods need to be grounded in hardware, not reliant on software alone.

"Hackers are learning the two-step, but they struggle to crack hardware

Many enterprises have already transitioned to a two-step authentication process in response to this growing issue. That's certainly a smart move, but even the best two-step authentication protocols can be vulnerable when they rely on software alone."

70

[1]Source: cjnet article March 15, 2021 "Twitter locks down with better hardware security key option"; cjnet article July 23, 2018: "A physical key is the secret to Google employees' online security"; Link to Intel article: "Doing The Security Two Step"

OneSpan

71 • How will we maintain OneSpan’s status as an approved vendor at top financial institutions if we sell the hardware component of our authentication business or our economic rights to it? • A new approval process requires an extensive security audit process and the negotiation of a master services agreement, among many other factors Legion’s Idea to Sell Hardware Leaves Critical Questions Unanswered If we exit the hardware component of our authentication business, how do we continue to serve, and expand our relationships with, our existing customers? Today, we have an authentication server on premises at many of our customers that drives both hardware and mobile authentication OneSpan’s trusted position – working behind the bank’s firewall and on its network – gives us an important credential If the hardware component of our authentication business is sold to a third party: • Who provides maintenance and service on the authentication server, an important part of OneSpan’s recurring revenue? • Who is responsible in the event of a security breach?

72 Legion’s Rationale for Selling Hardware Authentication Was Misguided Selling the hardware component of our authentication business would immediately transform OneSpan into a pure play software company and likely “rerate” OneSpan’s stock price closer to peer levels • First and foremost, we need a sustainable and durable business; 19 of our top 20 customers today use our hardware tokens • If we offered only software - based authentication solutions, our opportunities for maintenance revenue on our server software and our upsell opportunities with existing customers would be diminished, lowering our overall prospects • Our valuation multiples have expanded (and will likely continue to do so) as our product mix continues to shift Mixing Hardware and Software in GAAP financials is confusing to investors and likely dissuades them from buying the stock • Investors are capable of valuing companies that have revenue sources with different growth/margin profiles • Sell - side analysts are comfortable using our disclosures to arrive at a sum - of - the - parts valuation • Even after three years and dozens of meetings, Legion continues to misunderstand our business: our hardware authentication product line is not a separate functioning and reporting segment, or business, nor do we intend for it to be viewed as such The hardware component of our authentication business is lower - margin and has a negative impact on the Company’s overall growth rate and gross margin structure • The hardware component of our authentication business remains an important part of our portfolio of solutions • Investors can value our software and recurring revenue differently than hardware, if they choose to do so • We expect our gross margins will continue to expand over time as we transition to more software and services revenue • The hardware component of our authentication business is very profitable at the operating income level Legion’s Reason for Selling Hardware OneSpan’s Response Legion’s demand that we sell the hardware component of our authentication business is based on spreadsheet - driven math rather than the complex aspects of managing a business transformation while providing customers with solutions that they require

73 Hardware Is Not a “Structural Impediment” to a Fair Valuation 80% 20% 73% 27% 74% 26% “Our bull case valuation is supported by SOTP analysis…” Morgan Stanley Research Note, August 1, 2018 “Piper Jaffray analyst James Fish … notes … his sum - of - the - parts valuation exercise on the company's various product lines and segments gives him a base case valuation of $57 per share.” 2 “Our SOTP based [price target] assumes 7.0x FY22e Core EBITDA of $7.4B…” Morgan Stanley Research Note, August 20, 2020 31% 69% “Additional transparency on FCF further bolsters our confidence in our SoTP valuation methodology.” Morgan Stanley Research Note, February 23, 2021 Many Other Companies, Including in the Cybersecurity Space, Have Both Hardware and Software - Based Businesses Hardware/Product Revenue 1 Software/Services Revenue 1 Investors understand how to value much more complex companies with both hardware and software businesses 1 Source: Company filings. 2 Source: TheFly.com , August 20, 2019.

Legion's Claim That Investors Can't Value OneSpan Is Contradicted By Its Own Work

Despite Legion's claim that investors find it difficult to apply a sum-of-the-parts (SOTP) analysis to OneSpan, Legion's own presentations demonstrate that the math is not complicated

- Legion easily performs a SOTP valuation on OneSpan using our current disclosures
- Other market participants, including sell-side analysts, also regularly calculate a SOTP as a component of their valuation methods for OneSpan
  - Sidoti, BTIG and Colliers all use a SOTP valuation analysis
- We don't understand why Legion is implying that *it alone* is capable of performing a SOTP analysis and that other investors are not sophisticated enough to perform such an analysis



1
Illustrative 2020E Sum-of-the-Parts
2
Illustrative Sum-of-the-Parts
Appropriate peer multiple applied to each segment
3
4
April 15, 2021 | Morning Meeting Note
Upgrade Rating; Raise Price Target
Sidoti & Company, LLC
OneSpan Inc. (OSPN)
Raise Our Rating On OSPN To BUY (from NEUTRAL) And Price Target To $39 (From $27); Applying A Sum-Of-The-Parts Valuation Method To Uncover Value In High Growth Annual Recurring Revenue
BUY
5

74

Source: Legion's presentations to OneSpan management on [1] June 14, 2018 and [2] August 21, 2019; [3] Legion letter to OneSpan's Board of Directors August 18, 2020; [4] Sidoti research note April 15, 2021; [5] Colliers research note May 5, 2021.

OneSpan

75 Divesting the Hardware Part of Our Authentication Business Is Not Optimal at This Time Source: Legion’s Letter to Stockholders, February 25, 2021. • Other investors and sell - side analysts are able to value OneSpan without difficulty today • As we continue to execute our transformation to a cloud - centric business, hardware will become an increasingly smaller portion of our total revenue (although we expect it to remain an important part of our business and cash flow for the foreseeable fut ure ) Today, our global customers require a complete hardware and software - based authentication solution ; in certain regions of the world, hardware - based authentication continues to be the preferred approach to banking Hardware authentication remains an important option for advanced security at major tech companies; private banking groups in Europe are using hardware - based authentication as an important added layer of security Our established presence in many hardware - only clients gives us a competitive advantage as an approved supplier for other critical security solutions, a process that can otherwise take years to achieve We expect hardware to be an important part of our proprietary product offering as we expand into adjacent markets with a primary focus on healthcare and government verticals Our hardware and software authentication solutions are not as easy to separate as Legion proposes We have thoughtfully considered how we might divest the hardware component of our authentication business; server software maintenance and customer support issues are complex and would create friction with customers It is unnecessary to sell the hardware component of our authentication business in order for the market to “rerate” our stock, as Legion suggests

Legion’s Proxy Contest Is Unnecessary; Its Nominees Are Not The Right Fit

77 • OneSpan has engaged constructively with Legion since April 2018, even before Legion disclosed any ownership of OneSpan’s stock • Our Board and management have carefully considered and adopted Legion’s recommendations that have made sense and at the times when they have made sense • Our Board has regularly invited Legion to be a part of its ongoing Board refreshment process – Our Board has seriously considered all candidates Legion has suggested since 2018 including by having certain directors trav el to California to interview some of Legion’s candidates – Legion’s candidates have been either unwilling to serve, surprised by the workload of serving on a public company board or ha d l ess relevant experience than the directors we have recruited to join our Board • Legion has not permitted our Board to interview Legion’s current nominees Legion’s Proxy Contest Is Unnecessary Despite this, Legion is pressing forward with its costly and disruptive proxy contest

78 We Have Been Responsive to Legion’s Calls for Board Change June 2018 “New perspectives [are] important given [the Company’s] recent transition.” 1 • Since Legion’s initial presentation to OneSpan management, the Company has added 6 new directors 2 • Two longer - tenured directors have stepped down from the Board during this time, including the company’s founder, largest shareholder and former CEO • Only three of our nine nominees served on our Board in June 2018 August 2019 “Not a single incumbent director… has operational or Board experience at a modern public enterprise software/security company …” 3 • The Board appointed two new directors in March 2020, as part of our Board’s planned transition: - Naureen Hassan , former Chief Digital Officer at Morgan Stanley Wealth Management 2 - Marianne Johnson , EVP and Chief Product Officer of Cox Automotive, which provides cloud - based software to the automotive industry • Legion was given the opportunity to interview both Ms. Hassan and Ms. Johnson and expressed support for these two directors , stating they would “truly enable [Scott Clements] and his team to achieve the success they deserve while operating as a public company” August 2020 “…[W]e believe it is time to replace [Ken Hunt] and other long tenured directors…” 4 • Ken Hunt retired from the Board in September 2020, as part of our Board’s planned transition , which had previously led to a new lead independent director in 2018 and a new independent Chair in 2019 • In the press release announcing Mr. Hunt’s retirement, the Company emphasized that the recent Board refreshment also prepares the Board for the future retirement of long - tenured directors September 2020 “We would like to recommend the appointment of Legion Partners’ Senior Analyst, Sagar Gupta, to the Board. We believe his appointment, along with two new independent directors possessing modern software industry experience , would be well - received by your investor base.” 5 • As part of our Board’s planned transition, the Board recruited two new independent directors with extensive modern software industry experience, including a “financial expert” director able to Chair the Audit Committee • Alfred Nietzel , former CFO of CDK Global, a leading provider of software and IT solutions for the automotive industry, joined the Board in November 2020; Mr. Nietzel also serves on the board of global cloud software company Cerence Inc. (NASDAQ: CRNC) • The Board appointed Garry Capers , Division President, Cloud Solutions at Deluxe Corp., in April 2021; Mr. Capers brings direct cloud - based SaaS experience in the financial industry “BARNHILL ERA” LEGACY ISSUES NEW DIRECTION Legion’s Perspective on Board Composition OneSpan’s Response 1 Legion’s Presentation to OneSpan Management, June 14, 2018. 2 Naureen Hassan resigned from the Board effective March 1, 2021 to pursue a position in the public sector that did not permit her to s er ve on a public company board. 3 Legion’s Presentation to OneSpan Management, August 21, 2019. 4 Legion’s Letter to Stockholders, August 18, 2020. 5 Legion’s Letter to the Board of Directors, September 18, 2020.

79 Legion Has Previously Been Supportive of Our Board Appointments [We are] pleased to see the Board take steps in the right direction to better align the experiences and skillsets of [the Board] with the challenges and opportunities the [Company] is facing today.” Email from Sagar Gupta to OneSpan , February 7, 2020

Legion's Previous Candidates Were Inferior to the Directors OneSpan Recruited

ONESPAN'S ONGOING BOARD REFRESHMENT PROCESS

Period	Legion Candidate	Experience	Director Selected	Experience
2018 / 2019	**Candidate A**	• SVP of Business and Corporate Development at a large cybersecurity company • **OneSpan offered to add this candidate to the Board** in exchange for a customary standstill agreement from Legion; **Legion declined**	**Marc Boroditsky** (Joined May 2019)	• Chief Revenue Officer of Twilio (TWLO), a cloud communication platform as a service company • Former President and CEO of Authy, a software authentication company acquired by Twilio • Former VP of Identity and Access Management, Oracle (ORCL)
2018 / 2019	**Candidate B**	• **36-year-old** with less than one year experience as CFO at private SaaS company • **No public company executive officer or board experience**	**Marc Zenner** (Joined May 2019)	• Capital allocation and corporate finance expert who led finance advisory practices globally at J.P. Morgan (JPM) and Citigroup (C) • Experienced public company director, having served at Innerworkings (former INWK) and Sentinel Energy Services (STNL)
2019 / 2020	**Candidate C**	• **34-year-old** former COO at $75 million customer service software company • **Claimed to have coached "thousands of CEOs and executives** at Fortune 500 companies."	**Naureen Hassan**[1] (Joined March 2020)	• 25-year veteran of the financial services industry with expertise in strategy, digital transformation, cybersecurity and regulatory/risk management • Former Chief Digital Officer at Morgan Stanley (MS)
2019 / 2020	**Candidate D**	• Expressed **concern about time commitments** • **Did not show up** for follow-up interview with Board Chair and Chair of our Corporate Governance and Nominating Committee • **Never responded** to follow-up emails	**Marianne Johnson** (Joined March 2020)	• 30 years of experience in technology and business model innovation • EVP and Chief Product Officer at Cox Automotive, providing cloud-based pricing and analytics software to the automotive industry • Former senior manager at First Data, leading product innovation for the network and security solutions line of business
2019 / 2020			**Alfred Nietzel** (Joined November 2020)	• Former public company CFO with extensive domestic and international experience in multiple industries, including software and SaaS sectors • Led $2B+ spinoff of CDK, a leading provider of cloud-based software and IT solutions, from ADP • Board member at Cerence, Inc. (CRNC), a global cloud software company
2021			**Garry Capers** (Joined April 2022)	• Division President, Cloud Solutions at Deluxe Corp. (DLX) • Former executive at Equifax (EFX) where he led the formation of a new business unit within the fraud and identity management space

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[1] In March 2021, Nureen Hassan left the Board to pursue a position in the public sector that did not permit her to serve on a public company board.

OneSpan

We Have Adopted Many of Legion's Other Suggestions When Appropriate

	Legion's Claim / Request	OneSpan's Response
Investor Communications	• OneSpan should host an investor day • Legion can help OneSpan garner interest from sell-side analysts • OneSpan should begin producing a quarterly presentation with earnings	✓ OneSpan held its first investor day in a decade on December 4, 2019 ✓ Sell-side coverage has increased from three to five; none of the analysts suggested by Legion picked up coverage ✓ The Company began releasing a quarterly presentation with earnings in Q3 2020

Financial Disclosures	• OneSpan should disclose:
	  • Annual recurring revenue (ARR)
	  • Dollar-based net expansion rate (DBNE)
	  • Recurring revenue as a percentage of total revenue
	  • Bookings growth
	  • Customer count and concentration
	  • Pipeline buildup
	  • The Company's go-to-market approach
	  • Strategy for expansion into adjacent verticals
	  • Revenue and ARR guidance
		✓ OneSpan has disclosed several new metrics, including recurring revenue, ARR, DBNE and recurring revenue as a percentage of total revenue
		✓ OneSpan provides information on software bookings, customer concentration, and pipeline growth as appropriate
		✓ The Company releases a quarterly investor presentation aligned with earnings that provides insight into:
		  ✓ Go-to-market approach
		  ✓ Customer base (including approximate count)
		  ✓ Long-term growth drivers
		  ✓ Total addressable market (including cross-sell opportunities)
		  ✓ Opportunities in adjacent verticals
		  ✓ Software and services revenue
		  ✓ Revenue and ARR guidance

81
OneSpan

We Have Adopted Many of Legion's Other Suggestions When Appropriate, Continued

	Legion's Claim / Request	OneSpan's Response
Director Sales / Stock Ownership	• Directors have sold stock at indiscriminate prices and during blackout periods	✓ This is untrue; only one director has sold shares over the last five years, and those transactions occurred under a 10b5-1 plan ✓ On August 19, 2020, our Board adopted a policy generally prohibiting director stock sales for two years
Board Composition	• The Board is long-tenured and should be refreshed • The directors lack governance experience • The directors lack public company software/security experience • The directors lack capital markets/capital allocation experience	✓ Reduced average tenure from 12.2 years at the time of our first engagement with Legion to 5.6 years by adding six new directors[1] and having four directors depart ✓ Added two new directors with outside public company board experience (Mr. Nietzel and Dr. Zenner) ✓ Added four new directors with software and security experience, including directors with SaaS and "cloud-first recurring revenue" experience (Messrs. Boroditsky, Capers, Nietzel and Ms. Johnson) ✓ Added two new directors with significant experience advising or leading public company capital allocation decisions (Mr. Nietzel and Dr. Zenner)

We have been, and will continue to be, available to listen to Legion and adopt changes when they make sense for our business

82

[1] Naureen Hassan left the Board to pursue a position in the public sector that did not permit her to serve on a public company board.

OneSpan

83 Legion’s Recent Claims Contradict Its Previous Statements Financial Performance The Company has been “producing commendable financial results” 1 (August 2019) “After years of chronic underperformance , we believe the time has come for stockholders to # ProtectOneSpan from the Board’s longstanding underperformance…” 3 (April 2021) Historical M&A “OSPN management has an excellent M&A track record ” 2 (June 2018) “Over OneSpan’s history as a public company, the Board has overseen and approved a long list of 13 acquisitions , some of which were outright failures .” 3 (April 2021) Capital Allocation “…[W]e are supportive of additional tuck - in M&A to gain capabilities and cross - sell new products to the existing customer base.” 2 (June 2018) “[W]e are particularly concerned that the Board will approve another misguided acquisition …” 3 (April 2021) “BARNHILL ERA” LEGACY ISSUES NEW DIRECTION Legion’s Previous Statement Legion’s Contradictory Claim 1 Legion’s Presentation to OneSpan Management, August 21, 2019. 2 Legion’s Presentation to OneSpan Management, June 14, 2018. 3 Legion’s Letter to Stockholders, April 15, 2021.

84 • As Chair of the Board, John has played a key role in overseeing the Company’s transformation, leveraging his extensive experience in developing growth strategies, project management, human capital and compensation and organizational process enhancement • John is the former Vice Chairman of Deloitte Touche Tohmatsu Limited and the former Global Director, Strategic Clients for Deloitte Consulting; he spent 34 years at Deloitte as a trusted advisor to public companies on large scale, complex transactions, including strategic initiatives, new business models, reengineered business processes, merger integration and organizational change • He currently serves on the board of Cognizant Technology Solutions (CTSH) (a $40 billion market cap company), where until recently he served as chair of the Compensation Committee and led the Committee’s efforts that culminated in significant revisions to the Company’s performance - based compensation structure • John previously served on the board of Deloitte Touche Tohmatsu Limited from 1998 to 2003 Legion’s Campaign Risks Displacing Key Board Experience John Fox Director Since 2005 • Chair of the Board • Chair, Management Development and Compensation Committee • Member, Corporate Governance and Nominating Committee [Mr. Fox] has brought to the board, among other things, his technology, consulting and talent management experience from over 30 years of serving clients as a senior executive of Deloitte Consulting.” – Cognizant 2021 Proxy Statement

85 • Jean is the former Chief Information Officer of Brambles Limited, where she was directly responsible for leadership on technology trends and industry futures including the Internet of Things (IoT), Big Data/Analytics, cyber security and disruptive technologies • Brambles manages the world’s largest pool of reusable pallets and containers and is a critical player in the global supply chain; its business model requires the precise coordination of its global logistics network, which is made possible through its in - house software and data - driven insights • As Chair of the Corporate Governance and Nominating Committee, Jean has played a key role in driving the Board’s refreshment process, which has resulted in six new directors since 2018 • She also serves on the board of Herc Holdings, Inc. (HRI); during her tenure, the company completed the transformational spinoff from Hertz, which included establishing a new management team • In 2016, she was named “Georgia CIO of the Year” for her leadership; she has also been listed by ComputerWorld as one of the top 100 CIOs and received the “CIO of the Year” award from the Association of IT Professionals (AITP) Legion’s Campaign Risks Displacing Key Board Experience, Continued Jean Holley Director Since 2006 Thanks to Jean’s leadership, Brambles’ IT team is trusted by the business, with a reputation for delivering on difficult, complex strategic projects. Jean has built a strong, diverse team within which mutual respect is high and all team members take pride and enjoyment in what they do.” — Tom Gorman, CEO of Brambles Ltd. 1 1 Source: https://www.chep.com/uk/en/consumer - goods/brambles - cio - named - global - cio - year • Chair, Corporate Governance and Nominating Committee • Member, Audit Committee

86 • A veteran tech entrepreneur, Matt has founded, led and scaled multiple technology companies, including Viewpoints (now known as PowerReviews ), a software and data platform serving 1,000+ leading brands and retailers • Matt currently serves as Interim CEO of Chicago Public Media, a globally recognized digital media company behind such cultural institutions as This American Life and Serial • Matt has been a leader in Chicago’s tech community, chairing the project to launch 1871, a co - working space for Chicago technology start - ups, and co - founding Built in Chicago, a digital recruitment platform • Matt is also an accomplished investor, having founded the Firestarter Fund, an early - stage investment fund focusing on digital technology companies; among the fund’s successful investments was Cartavi , a document - sharing platform which was acquired by Docusign , and Pangea, a global money transfer platform Legion’s Campaign Risks Displacing Key Board Experience, Continued Matthew Moog Director Since 2012 • Member, Finance and Strategy Committee • Member, Corporate Governance and Nominating Committee 1 Source: https://www.wbez.org/pressroom/chicago - public - media - board - of - directors - names - matt - moog - as - interim - ceo [Matt’s] proven ability to lead organizations and to collaboratively evolve and execute a compelling strategy will help Chicago Public Media continue to serve its mission.” - Board of Directors, Chicago Public Media 1

87 • Marc previously led J.P. Morgan’s global Corporate Finance Advisory group; he also served as global head of Citigroup’s Financial Strategy Group and US Head of the Financial Markets Advisory group within ABN AMRO’s Financial Markets Division • Marc has advised hundreds of public company boards on capital allocation, capital structure, strategic combinations, spinoffs and divestitures and risk and liquidity management • Marc was appointed Chair of the Board’s newly formed Finance and Strategy Committee in September 2020 due to his decades of experience relating to the Committee’s key mandates, including reviewing financial structure, financing arrangements and acquisitions and divestitures • An experienced public and private company director, Marc was appointed to the board of Innerworkings (former INWK) as part of a settlement with Engaged Capital with a mandate to serve as an agent of change; Marc also previously served on the board of Sentinel Energy Services, Inc. (STNL) Legion’s Campaign Risks Displacing Key Board Experience, Continued Marc Zenner Director Since 2019 • Chair, Finance and Strategy Committee • Member, Audit Committee • Audit Committee Financial Expert The addition of… Marc as [a director] will also bring fresh perspectives along with financial and strategic guidance on the opportunities available to the Company to increase value for the benefit of all stockholders.” — Glenn Welling, Engaged Capital 1 1 Source: https://www.businesswire.com/news/home/20190809005411/en/InnerWorkings - Announces - Cooperation - Agreement - with - Engaged - Capital

Legion's Nominees Are Not Additive to Our Board

	Concerns/Reasons for Rejection	Key Questions
Sagar Gupta	• Mr. Gupta is a 33-year-old career hedge fund analyst who, as far as we know, has never operated a business of any kind • We have engaged with Mr. Gupta directly on many occasions; he still does not understand fundamental aspects of our business	• **What functional skills does Mr. Gupta bring to the Board that our nominees do not already possess?** • **Why does Mr. Gupta need a Board seat when we have demonstrated our willingness to work with Mr. Gupta and Legion for the past three years?**
Michael McConnell	• Mr. McConnell has longstanding ties to Legion's principals dating back to their employment together at Shamrock Activist Value Fund and has served as a Legion nominee or appointee on at least two other occasions • Apart from being a serial activist nominee, Mr. McConnell's most notable public company experience came as CEO of a company that certifies collectibles, such as baseball cards	• **Can Mr. McConnell be truly independent of Legion when he is a former colleague and has been nominated by Legion at two other companies?**
Sarika Garg	• The Board interviewed Ms. Garg in 2019 and compared her skills and experience with other software and technology executives also under consideration. The Board now has seven current or former technology executives. We do not believe Ms. Garg has differentiated expertise	• **What new expertise would Ms. Garg add, given that OneSpan has four C-level SaaS executives serving as independent directors?**
Rinki Sethi	• Legion has refused to allow us to interview Ms. Sethi. We have no knowledge that she has developed cloud-based solutions or developed, marketed, financed or managed any such products for enterprise customers • Ms. Sethi's software security experience is already well-represented on our Board	• **If Legion believes we need directors with additional cloud-based software development, marketing, financing and management experience, how does Ms. Sethi fit that profile?**

88
OneSpan

89 Legion’s Nominations Are Inconsistent With Legion’s Stated Goals “…[W]e strongly believe the lack of… a shareholder friendly perspective on the Board has contributed to the Company’s unacceptable valuation disconnect as well as the lack of meaningful action to address the underlying drivers.” 1 • In August 2020, Legion demanded that Ken Hunt, our largest shareholder at the time owning approximately 16% of our outstanding shares, “resign from the Board immediately” • Though Legion itself is a significant shareholder, Mr. Gupta is not a partner in Legion’s fund and therefore is not as economically aligned with shareholders as Legion suggests • Legion’s campaign seeks to remove two of the three largest shareholders among the Company’s 2021 nominees “Without having… M&A specialists on the Board to oversee critical due diligence on any potential target, stockholders may fall victim to this Board’s poor judgment on another acquisition.” 2 • While Legion purports to desire M&A experience, the election of their slate would result in the Board losing substantial M&A expertise • None of Legion’s nominees appear to have extensive M&A experience • Legion is seeking to replace Marc Zenner , the former Global Co - Head of J.P. Morgan’s Corporate Finance Advisory practice who had a 20 - year career advising public companies on mergers and acquisitions strategy; he has advised on dozens of large - scale mergers and divestitures • Legion is also seeking to remove John Fox , the former Vice Chair of Deloitte and the Global Director of Deloitte Consulting, where, over the course of a 34 - year career, he advised dozens of global organizations on merger integration and organizational change “We believe it would be prudent to install Board members with experience in cloud - first recurring revenue environments…” 2 • Only one of Legion’s candidates, Sarika Garg, appears to have any managerial or executive leadership experience with a cloud - based business that sells to enterprise customers • Legion is seeking to replace both Matthew Moog and Jean Holley , both of whom are seasoned technology executives with extensive software and cloud experience Legion’s Stated Goal / Concern Inconsistency 1 Source: Legion’s Letter to OneSpan’s Board of Directors, June 14, 2019. 2 Legion’s Letter to Stockholders, April 15, 2021.

Legion's Aggressive Personal Attacks Are Littered With Misleading Claims

	Legion's Misleading Claims	OneSpan's Responses
John Fox	• "John Fox possesses no modern technology experience"[1] • "[I]t is unsurprising that as Chair of the Compensation Committee for 15 years, OneSpan's executive compensation programs remain antiquated"[1]	• Mr. Fox spent his **career helping to transform large-scale multinational corporations** while at Deloitte Consulting • He **currently serves on the Board of Directors of Cognizant Technology Solutions (CTSH), a $40 billion market cap technology consulting company** operating in Financial Services and Health Care, two extremely relevant customer segments for OneSpan • Mr. Fox has been instrumental in restructuring OneSpan's incentive compensation plans to prioritize software/SaaS metrics and shareholder returns as the Company's transition has taken shape
Jean Holley	• "It appears that Director Jean Holley 'resigned' or was terminated from three of her last four full-time positions"[1] • "[Marianne Johnson is] connected to Jean Holley through 'the Atlanta tech community'"[1] • "[W]e do not believe Ms. Holley possesses modern technology experience relevant to OSPN"[1]	• Ms. Holley retired from Brambles Ltd. in July 2017 – after being **named "CIO of the Year" in 2016** – in order to undergo chemotherapy treatment and to focus on her recovery from cancer; she was instrumental in training her successor in that role • When Ms. Holley left USG and Tellabs, she did so because she was recruited for another opportunity by an executive search firm – not, as Legion irresponsibly speculates, because she was terminated • Ms. Holley and Ms. Johnson belong to Women in Technology, as do many female business leaders in Atlanta; the organization seeks increased female representation in STEM fields; the two had never met before Ms. Johnson was recruited for the OneSpan Board • Legion conveniently ignores the fact that, while at Brambles, **Ms. Holley helped launch a business unit which leveraged IoT devices** (i.e., hardware with embedded software, similar to OneSpan's authentication solutions) to track logistics data using cloud-based applications

90
[1]Legion's May 17, 2021 Investor Presentation.

OneSpan

Legion's Aggressive Personal Attacks Are Littered With Misleading Claims

	Legion's Misleading Claims	OneSpan's Responses
Matthew Moog	• "Matthew Moog lacks scaled, public tech experience"[1] • "The Board lacks pertinent capital allocation expertise… Matthew Moog, member of the Finance & Strategy Committee, [is] not the answer"[1]	• Mr. Moog **founded three fast-growing cloud-based recurring revenue companies** with thousands of customers, hundreds of employees and hundreds of millions of dollars in capital raised from leading private equity and venture capital firms and the public markets • PowerReviews has more than **1,000 recurring revenue SaaS customers** including Walmart, Target, Gap and many of the other largest brands and retailers in the world • Unlike three of Legion's four nominees – who have never had capital allocation responsibility at a public company of any kind – **Mr. Moog has served as the CEO of a publicly traded internet company,** in addition to serving as the CEO of a private SaaS company
Marc Zenner	• "[W]e believe [Dr. Zenner] lacks experience working with public technology companies"[1] • "OneSpan's balance sheet is not complicated… [W]e are unsure as to how [Dr. Zenner's] 'capital structure' expertise is particularly relevant to OneSpan's situation"[1]	• During his nearly **two-decade career as an investment banker**, Dr. Zenner **advised some of the largest software and technology companies in the world** – including Apple, Dell, Intel and Microsoft (each of which also have both hardware- and software/services-based revenue) – on capital allocation and capital structure, credit ratings, dividend policy and other capital markets matters; Dr. Zenner also **serves as an advisor to three software/SaaS start-ups** • OneSpan's capital structure is "not complicated" by design; Dr. Zenner's expertise enables him to advise on capital allocation that nevertheless affects OneSpan, including optimal cash deployment, share repurchases and acquisitions and divestitures • **A different activist investor (Engaged Capital) negotiated to have Dr. Zenner placed on the board of one if its portfolio companies** in recognition of Dr. Zenner's expertise and independence

91

[1] Legion's May 17, 2021 Investor Presentation.

OneSpan

92 Legion’s Claims About Our Board’s Actions and Responsiveness Are Wrong “We have watched the Board consistently dismiss several ideas to unlock stockholder value…” 1 • We have welcomed Legion’s input, been responsive and adopted many of Legion’s suggestions, including by enhancing our financial disclosures and strengthening our Board with the addition of directors with skills and experiences as suggested by Legion • We have not adopted Legion’s suggestions that, in our judgment, would be detrimental to shareholders, such as Legion’s idea to sell the hardware component of our authentication business “…[W]e have also been informed that the Board has ignored inbound expressions of interest from parties exploring a strategic transaction.” 1 • This is simply untrue • The Company engaged a financial advisor to evaluate strategic alternatives OneSpan’s executive team and Board only act when prompted by Legion • This is demonstrably false • OneSpan began to diversify away from its authentication business through M&A and R&D long before Legion bought any stock • Throughout the last three years, OneSpan has proactively made myriad changes to its business model, product mix, staffing, systems, pricing, disclosures, Board and other key business operations Legion’s Misleading Claim OneSpan’s Response 1 Legion Partners Letter to Stockholders, April 15, 2021.

93 • OneSpan has repeatedly explained to Legion that the hardware component of our authentication business is a piece of a solutions set; it is not a separate “business,” and it is not a separate “segment” – Frequently, our authentication customer purchases hardware, mobile authentication software and server software/cloud solution s; in addition, each end point typically requires a software/user license for the server software • We have regularly disclosed the revenue attributed to hardware sales in our authentication business • Legion’s demand for a “segment” P&L or operating margins for the “hardware business” does not match the way we sell or account for costs and would be unduly burdensome and subject to cost accounting and other assumptions that complicate the exercise • For GAAP purposes, OneSpan only has one segment We Don’t “Segment Report” Hardware Because It Is Not a Segment Legion complains that there is “…a refusal to provide segment - level financials” Source: Legion’s May 17, 2021 Investor Presentation.

94 Legion’s Investor Presentation Is Misleading Legion claims that “utilizing the average [of peer company TSR] is a widely accepted practice.” 1 • ISS typically uses medians for peer group TSR calculations • Legion itself used medians for TSR calculations in a prior activist campaign (e.g., in its investor presentation for RCM in 2013) 2 • Legion is seeking to use “average” so it can “average” the anomalous returns of a few companies (e.g., +640%, +999%, +522%) among the peers to claim OneSpan has underperformed • Legion readily used a median calculation when it was better than an “average” in making its argument on G&A margins in its same Investor Presentation 3 “The Company recently filed a $300mm shelf registration – is there another deal on the horizon?” 4 • The shelf registration was not filed “recently” – it was filed in October 2019 • We have explained to Legion many times that our filing of a shelf registration was simply “good housekeeping” OneSpan should not have pulled guidance in Q2 2020, misunderstood its own business at that time and made matters worse in its Q3 2020 earnings call • The world was in the middle of the COVID - 19 pandemic at the time of these calls • OneSpan, like hundreds of other public companies, pulled its annual guidance because it was uncertain how the pandemic would impact its business and how long the disruption would last • The fact that OneSpan was able to continue to grow its ARR should be lauded; the fact that OneSpan was unable to guide or predict that growth with certainty is unremarkable given global conditions at that time Legion’s Misleading Claim OneSpan’s Response 1 Legion’s May 17, 2021 Investor Presentation at page 42. 2 Legion Partners Investor Presentation to RCM Shareholders at page 13 (11/11/2013). 3 Legion’s May 17, 2021 Investor Presentation at pages 22, 91. 4 Legion’s May 17, 2021 Investor Presentation at page 21.

95 Legion’s Investor Presentation Is Misleading OneSpan should be valued 75% higher and would be if only the Company would disclose more information about the hardware component of its authentication business • Legion arrives at this conclusion by averaging the ARR multiples of companies that are very different from OneSpan: all but one of them derive nearly all their ARR from subscription revenue whereas most of our ARR is from maintenance revenue and term licenses, which are valued differently in the market • Legion’s math also requires assumptions about the value of our perpetual licenses and hardware revenue, with which the market may not agree • Legion is apparently the only capital markets participant who believes our valuation gap is this wide, or many new investors would buy our stock OneSpan has misallocated capital • OneSpan has completely self - funded its transformation from a traditional, hardware - centric technology company to a Trusted Identity solutions company, without levering the balance sheet or raising equity • Legion at one time suggested a massive buyback, which would have jeopardized the Company’s development and flexibility; Legion has since dropped its advocacy for this, like so many of its other suggestions OneSpan’s Board refreshment has not followed a good process • OneSpan has used multiple recruiting firms and reviewed dozens of candidates in recruiting new directors added to our Board since June 2019 Legion’s Misleading Claim OneSpan’s Response

96 Legion’s Public Letters and Presentations Show Our Progress Legion’s August 18, 2020 Letter Legion’s Investor Presentation May 17, 2021 1 1 Legion’s May 17, 2021 Investor Presentation at page 45. Legion’s own analysis repeatedly shows OneSpan’s significant progress in achieving market recognition in the valuation for ARR and software revenue growth Change in EV / ARR over 9 months (moving up from 3.5x to 6.6x) even as the market average declined suggests significant progress by OneSpan at achieving more recognition by shareholders

Conclusion

98 What Is Legion’s Proxy Contest About? After years of constructive engagement between OneSpan and Legion, during which OneSpan evaluated all of Legion’s suggestions (and adopted many of them), is Legion now entitled to replace half of OneSpan’s independent directors (even though it has offered virtually no new strategy or operational ideas) just because Legion remains frustrated that the market does not value OneSpan the way Legion believes it should?

OneSpan Has Been Very Responsive to Legion's Requests

Legion's Requests of OneSpan on June 14, 2018	OneSpan's Actions Since June 14, 2018

Legion's Requests of OneSpan on June 14, 2018



Conclusion

- Proactively seek additional coverage and liquidity for stock
- Improve financial disclosures to allow investors to easily conduct sum-of-the-parts valuation analysis
- Create new investor materials detailing:
  - TAM size, growth and expansion
  - Growth opportunity within existing customer base
  - eSign as a direct competitor to DocuSign
  - Capital allocation framework
- Initiate capital return program
- Consider adding new talent to board
- Prepare for Investor Day

Proprietary and Confidential 22

OneSpan's Actions Since June 14, 2018

✓ **Improved analyst coverage**; 5 analysts now cover OneSpan, up from 3 analysts when Legion first invested

✓ **Improved financial disclosures** and provided better insight into our go-to-market strategy, customer base, long-term growth drivers, cross-selling opportunities and other data; facilitated SOTP analysis

✓ **Created new investor materials**, including quarterly presentations with earnings

✓ **Implemented a share buyback program**

✓ **Added 6 new Board members since 2019**[1]

- Added 2 board members with capital markets / capital allocation expertise
- Added 5 additional board members with expertise in security software, cloud-based software development and deployment, and SaaS solutions

✓ **Hosted an Investor Day**

[1] Naureen Hassan left the Board to pursue a position in the public sector that did not permit her to serve on a public company board.

99

OneSpan

100 Legion’s “Big Ideas” Over the Last Year: Where Are We Now? • “Immediately pursue a divestiture” of the eSignature business Ran a full strategic sale process with an investment bank; bids were inadequate • No further mention of this idea • Effectively: “Never mind” • “Initiate a strategic review of the Hardware segment in an effort to sell the segment.” Explained that the hardware component of our authentication business is not a separate segment, cannot be easily separated and is strategically valuable • No further mention of this idea (other than f alsely claiming that OneSpan misunderstood) • Effectively: “Never mind” • Add cloud - first executives to the Board Added a diverse, cloud - business P&L executive whose products serve our same end markets as the fourth new cloud executive added to our Board in two years • Claims our newest director works for a company that has been in business too long • Nominated three non - cloud executives (and just one cloud executive) for our Board • Make additional disclosures to “fix the stock” and ease sum - of - the - parts analysis Significant increases in disclosure as the business evolved and matured, consistent with the way our businesses are managed and operated • Wants “segment - level” financials for parts of a solution that are not segments and have no separate financials Legion’s “Big Idea” 1 Legion’s May 17, 2021 Investor Presentation. OneSpan’s Response Legion’s May 2021 Perspective 1 The only strategy or operational idea that is older than one month that Legion has not yet abandoned is its call for more “segment” disclosures

101 Shareholders Should Support the Company’s Nominees  The Board and management team devised a new strategy to extend OneSpan into additional trusted identity and security services over time  OneSpan used (and continues to use) its market position in multi - factor authentication to grow its business  The Company has succeeded in developing recurring revenue, high - margin solutions and cross - selling those solutions into its customer base  As reported in the Q1 2021 earnings call, ARR and Gross Margins have been healthy and are expected to continue to grow  The move from hardware and services to increased software content and now cloud - based software has been complex and not perfectly smooth, but OneSpan is ahead of schedule on its transformation plan  We have actively engaged with Legion over three years in more than 40 meetings and calls  We have adopted many of Legion’s suggestions, as and when appropriate to our evolving business  Legion has shifted its demands over time, making Legion impossible to please; it is unclear what concrete strategy or operational changes Legion now wants – it just claims the Board should “fix the stock” 1  We do not believe selling hardware authentication is in the best interest of shareholders, who can value the Company even though we sell both hardware and software authentication solutions and other security solutions  Despite Legion’s historically M&A - oriented demands, Legion wants to replace two seasoned M&A experts on our Board  Any value Legion’s nominees would bring to our Board would be outweighed by the loss of skills and experience of our Board’s nominees  Our Board has been substantially refreshed as our business has migrated to more services and software  Five of our eight independent nominees have joined our Board in the last two years  New directors have significant experience in software, cloud - based models, strategy and M&A  Our Board has considered strategic alternatives and recently concluded a process to review its eSignature product line  Our focus on aligning executive compensation with the interests of our shareholders and on governance issues is evident from our policies, disclosures and outcomes OneSpan Has Undergone a Deliberate Transformation Legion’s Campaign is Unnecessary and Unfortunate Our Board and Management Team Are Well Composed to Continue to Oversee OneSpan 1 Legion’s May 17, 2021 Investor Presentation at page 47

102 Please Vote the BLUE Card FOR OneSpan’s Director Candidates Brokers and Banks: (212) 929 - 5500 All Others Call Toll - Free: (800) 322 - 2885 Email: OneSpan@mackenziepartners.com THE ONESPAN BOARD OF DIRECTORS We strongly urge stockholders to vote the BLUE proxy card FOR our highly qualified and experienced director nominees.

Appendix

Leadership Team



Scott M. Clements
Chief Executive Officer and President

- Extensive experience in leadership roles in the technology industry with a strong focus on developing and deploying successful business strategies
- Previously served as President of Tyco International's $1B Retail Solutions unit and at Honeywell in a variety of roles



Mark Hoyt
Chief Financial Officer, Treasurer and Executive Vice President

- More than two decades of experience growing market-leading software and technology businesses in financial, accounting and business development roles
- Previously served as CFO for Groupon's EMEA operations



Steven Worth
General Counsel, Chief Compliance Officer and Corporate Secretary

- More than 25 years of experience across software, technology, consulting and legal
- Previously served as an Executive Vice President at SilkRoad Technology, a leader in SaaS human resources applications



John Gunn
Vice President, Sales and Marketing

- Two decades of leadership in the IT security and software segments
- Previously led the Security Solutions Group at Harland Clarke where he launched a popular SaaS consumer identity protection and anti-fraud solution



Tracy McCarthy
Chief Human Resources Officer

- More than 20 years of experience in human resources leadership, including 10 at SaaS technology companies
- Previously held human resources roles at SAVO Group, SilkRoad Technology and Lakeview Technology



Ajay Keni
Chief Technology Officer

- More than 20 years of experience as a technologist and software engineer
- Previously served as Vice President and head of Oracle's Identity Management business



Roger Wigenstam
Vice President of Product Management

- Over 20 years of experience leading product management, user experience, architecture and engineering teams
- Previously led Product Management and User Experience at NextLabs and held a variety of roles at Oracle



Jeff Cole
Chief Information Officer

- Has held numerous technology leadership positions helping companies use best-in-class cloud applications and data strategies
- Previously served as Senior Director Information Management at CareerBuilder.com



Giovanni Verhaeghe
Senior Vice President and General Manager, Hardware Authentication Solutions

- Has created several hardware and software solutions in support of OneSpan's platform strategy
- Previously served as IT-Manager at Vinçotte, a company specializing in safety, security and quality control



Joe Maxa
Vice President of Investor Relations

- Nearly two decades of experience as a research analyst covering small and mid-cap technology companies
- Previously was Vice President and Senior Research Analyst at Dougherty & Co.

104

OneSpan

105 We Engaged With Legion Regarding Board Refreshment in 2018 and 2019 November/December 2018 , Legion provided OneSpan with the names of three individuals to be considered for our Board January 2019 , OneSpan informed Legion that the Company’s executive search firm would be in contact with Legion’s candidates as part of the Company’s ongoing search process already underway February 2019 , our Board interviewed five candidates, including all three of Legion’s recommendations March 2019 , the Board offered to add one of Legion’s candidates and one other candidate to our Board in exchange for a customary standstill. Legion declined the offer and decided not to nominate director candidates for election in 2019 May 2019 , OneSpan added Mr. Boroditsky and Dr. Zenner to the Board July – October 2019 , the Nom/Gov Committee identified 20 additional potential candidates before narrowing the field down to five December 2019 , Legion sent a letter to the Board identifying three new individuals to be considered for the Board of Directors December 2019 – January 2020 , Legion’s three candidates were interviewed by telephone and in person or by video conference by OneSpan’s Chairman, the Chair of the Nom/Gov Committee and the CEO

106 We Continued Our Engagement With Legion Throughout 2020 January 2020 , OneSpan and Legion entered into a short - term non - disclosure agreement to discuss the Board’s composition and potential Board candidates under consideration; the Board interviewed one of Legion’s candidates in San Francisco February 2020 , Legion conducted telephone interviews with two candidates identified as part of the Board’s ongoing search process. Following the interview process, Legion sent an email to OneSpan noting that (one of OneSpan’s candidates) Ms. Hassan’s “back gro und in the financial services sector is arguably the best out of all the candidates. And she is very well versed on the technology fron t a s it relates to OneSpan’s product portfolio and long - term strategy.” March 2020 , the Board appointed Mses. Hassan and Johnson to the Board August 2020 , the Board engaged an executive search firm to identify a director candidate with public company financial and accounting expertise at a software or technology company who could potentially succeed the Audit Committee Chair August 2020 , Legion’s legal counsel contacted OneSpan’s legal counsel offering to stand down from a public campaign in exchange for the appointment of two Legion candidates to the Board; Legion insisted that one of those candidates should be a Legion principal September 2020 , OneSpan announced Mr. Hunt, the Company’s founder, former Chairman and CEO, retired from the Board October 2020 , OneSpan made an offer to Legion, including to increase the size of the Board by two directors, to appoint a mutually agreed upon director who was independent of Legion and had either executive or board experience at a SaaS company and to appoint an independent director chosen by the Board November 2020 , Legion offered a counter - proposal, including the immediate replacement of three directors with three new directors, including Mr. Gupta from Legion, a second designee selected by Legion and a mutually agreed upon director selected by the Boa rd November 2020 , OneSpan announced the appointment of Alfred Nietzel , as a new independent director, noting Mr. Nietzel’s public company CFO experience and his extensive financial experience in the software and SaaS sectors

107 We Continued to Engage With Legion to Find a Resolution in 2021 February 2021 , Legion nominated three candidates for election to the Board at the Company’s 2021 annual meeting March 2021 , the Board commenced a search for Ms. Hassan’s replacement after her March 1, 2021 resignation following the acceptance of a position in the public sector that precluded her continued role as a Board member of a public company March 2021 , the Chair of the Nom/Gov Committee offered to interview Legion’s candidates. Legion declined the offer March 2021 , Legion proposed that three of Legion’s nominees would be added to the Board; that Mr. Cullinane would step down from the Board immediately; and that an additional three unidentified incumbent directors would not stand for re - election April 2021 , the Board appointed Garry Capers to the Board, noting his highly relevant experience, given his P&L and operational responsibility for SaaS solutions primarily targeted at end markets in the financial services industry and his experience lea din g Equifax Inc.’s formation of a new business unit in the fraud and identity management space

108 Nutanix, Radware , Cisco and Palo Alto Networks are all publicly traded technology companies that have been transitioning their businesses awa y f rom hardware - focused products towards software and services. We believe that the transitions that this select group of companies ha ve undertaken are similar to the transformation that OneSpan has been undergoing over the past several years, and thus represent reasonable “case studi es” for purposes of comparison. Explanation of “Transformation Peer” Selection for Slide 42 Nutanix The company’s Q1 2018 earnings release from November 30, 2017 notes the company’s “shift toward [a] software - centric business model.” Therefore, we use November 30, 2017 as the approximate start date. The company’s Q2 2021 earnings script from February 25, 2021 notes that the company “continued to make progress on [its] transition to subscription.” Therefore, we assume that the transition is still underway and use the present day (April 30, 2021) as the approximate end date. Radware An article from Jaguar Analytics suggests that the company’s transition commenced in 2016. Therefore, we use January 1, 2016 as the approximate start date. In its Q4 2020 earnings call script from February 2021, the company noted an “acceleration in the digital transformation of leading enterprises that drove growth in [its] cloud and subscription businesses.” Therefore, we assume that the transition is still underway and use the present day (April 30, 2021) as the approximate end date. Cisco The company’s Q4 2015 earnings release marks an early reference to the company’s transition to “a more predictable software - based business model.” Therefore, we assume that the transition began in 2015 and use January 1, 2015 as the approximate start date. In its Q2 2021 earnings script from February 2021, the company notes that it is “driving the continued shift to more software and subscriptions.” Therefore, we assume that the transition is still underway and use the present day (April 30, 2021) as the approximate end date. Palo Alto Networks At a conference in June 2017, the company announced its “Application Framework” initiative, which enabled cloud - delivered security services. Therefore, we use the date of that announcement, June 13, 2017, as the approximate start date. The company notes in a presentation from February 2021 that “Our hardware network security transformation continues.” Therefore, we assume that the transition is still underway and use the present day (April 30, 2021) as the approximate end date.

109 Reconciliation of 2020 Adjusted EBITDA to 2020 GAAP Net Income (Loss) Non - GAAP Financial Measure Reconciliation We report financial results in accordance with GAAP. We also evaluate our performance using certain non - GAAP operating metrics, namely Adjusted EBITDA. Our management believes that this measure provides useful supplemental information regarding the performance of our business and facilitates a comparison to our historical oper ati ng results. This non - GAAP financial measure is not a measure of performance under GAAP and should not be considered in isolation or as an alternative or substitute for the most directly comparable financial mea sure calculated in accordance with GAAP. While we believe that this non - GAAP financial measure is useful within the context described below, it is incomplete and is not a measure that should be used to eva luate our full performance or our prospects. Such an evaluation needs to consider all of the complexities associated with our business including, but not limited to, how past actions are affecting current results a nd how they may affect future results, how we have chosen to finance the business and how taxes affect the final amounts that are or will be available to stockholders as a return on their investment. We define Adjusted EBITDA as net income before interest, taxes, depreciation, amortization, long - term incentive compensation and certain non - recurring items, including acquisition - related costs, lease exit costs, rebranding costs and accruals for legal contingencies. We use Adjusted EBITDA as a simplified measure of performance for comm uni cating our performance to investors and analysts and for comparisons to other companies within our industry. As a performance measure, we believe that Adjusted EBITDA presents a view of our operating res ult s that is most closely related to serving our customers. By excluding interest, taxes, depreciation, amortization, long - term incentive compensation and certain non - recurring items, we are able to evaluate per formance without considering decisions that, in most cases, are not directly related to meeting our customers’ requirements and were either made in prior periods (e.g., depreciation, amortization, long - term incentive compensation, lease exit costs and reversal of a prior period legal contingency accrual), deal with the structure or financing of the business (e.g., interest, acquisition - related costs and rebranding costs) or reflect the application of regulations that are outside of the control of our management team (e.g., taxes). Similarly, we find that our comparison of our results to those of our competitors is facilitated when we do not consider the impact of these items. Twelve Months Ended December 31, 2020 Net income (loss) $ (5,455) Interest income, net (404) Provision for income taxes 2,035 Depreciation and amortization of intangible assets 12,003 Long - term incentive compensation 6,001 Non - recurring items — Adjusted EBITDA $ 14,180

6 Many Companies Withdrew Guidance During the Pandemic Over half of S&P 500 has shelved or cut guidance since coronavirus – tracker More than half of the companies in the S&P 500 have withdrawn or lowered financial guidance over COVID - 19, after 19 more companies in the large - cap index cut or suspended their financial projections from May 7 to May 13, according to an S&P Global Market Intelligence analysis. The tally, now totaling at least 251, is based on searches of news releases, regulatory filings, financial results, earnings calls and conference speech transcripts by S&P 500 companies. All 251 mentioned the pandemic in altering their guidance on key financial metrics. 15 May, 2020 Many of OneSpan’s 2020 proxy peers withdrew guidance during the COVID - 19 pandemic BlackLine “With the uncertainty surrounding the ongoing impact of COVID - 19 we are withdrawing our full year 2020 outlook.” 1 Cerence “Because of the uncertainty in Cerence’s served markets and that most of the company’s customers and partners are no longer providing guidance for the remainder of the year due to the global economic impact of COVID - 19, the company is unable to provide guidance for its fiscal Q3 and is withdrawing its previous guidance for the fiscal year.” 2 MobileIron “With work from home mandates around the globe due to COVID - 19, MobileIron is facing headwinds to certain ARR growth drivers in the near term. Therefore, the company has decided to withdraw its full year guidance for ARR.” 3 PROS Holdings “Given uncertainties related to the ongoing COVID - 19 pandemic and rapidly changing global economic environment, PROS is withdrawing its previously issued full year 2020 guidance provided February 6, 2020.” 4 SailPoint Technologies “Given the high level of macro uncertainty, we are not providing guidance for the second quarter and withdrawing our previously issued guidance for the full year.” 5 Tenable “Given the uncertainty around the duration of the current public health crisis and its impact on the overall economy, there is a wide range of outcomes for this year. As such, we are withdrawing our 2020 guidance for revenue, calculated current billings, non - GAAP loss from operations, non - GAAP net loss and non - GAAP net loss per share, which we provided on February 4, 2020.” 6 Varonis Systems “[G] iven the uncertainty of the economic impact of COVID - 19, we are withdrawing our previously communicated full year financial guidance for 2020.” 7 Zix Corporation “The company is withdrawing its full year 2020 Annual Recurring Revenue (ARR) forecast due to the current market conditions and uncertainties related to the ongoing COVID - 19 pandemic.” 8 Peer Statement 1 BlackLine Press Release, April 30, 2020. 2 Cerence Press Release, May 7, 2020. 3 MobileIron Press Release, April 29, 2020. 4 PROS Holdings Press Release, May 5, 2020. 5 SailPoint Technologies Press Release, May 7, 2020. 6 Tenable Press Release, April 28, 2020. 7 Varonis Systems Press Release, April 6, 2020. 8 Zix Corporation Press Release, May 6, 2020. 110